Exhibit 3.3

EX1A-3 HLDRS RTS 7 exla3a.htm EXHIBIT 1A-3A Exhibit 1A-3A AMENDED AND RESTATED BYLAWS OF ATLIS MOTOR VEHICLES, INC (a Delaware corporation) TABLE OF CONTENTS ARTICLE 1 Offices 1.1 Registered Office 1.2 Other Offices ARTICLE 2 Meeting of Siixkholders 2.1 Place of Meetae 2.2 Arionai Meeotag 2.3 Special Meetings 2.4 Notice of befeetintm 2.5 List of Stockholders 2.6 Organization and Condi= of Business 2.7 Qum= 2.8 Adjotmazoones 2.9 Voting Righrs 2.10 Majority V4tE 2.11 Recard Date for Seixkholtiei- Notice and-Voting 2.12 Prood.n. 2.13 impactors of Eection 2.14 No Action Without a Meeting ARTICLE 3 Dr.o.N. 3.1 Number; Election. Thome and Qualifications 3.2 Director Nominations 3.3 Edge rnient and Vatarcim 3.4 Rignation and Removal 3.5 Powers 3.6 Chaimma of the Board 3.7 Place of Meetings 3.8 Regular Meetings 3.51 Special befeelinp 3.10 Cuomo.. ACtiDll Meeliug, Adioutiamecis 3.11 Anion Without Meeting 3.12 Telephone Meetings 3.13 Committees 114 Fees and CMPE11531:i011 of Direrears ARTICLE 4 Officers 4.1 Officers Debated 4.2 Election 4.3 Tame 4.4 The Executive Chairman of the Board 4.5 The Chief Exectitive Officer TABLE OF CoNraus (tockomiEcri 4.6 The Pnmident 4.7 The Vice Pi dent 4.5 The Secretary 4.9 The Assisi:int Secretary; 4.10 The Chief Financial Officer 4.11 The Treasurer and AsAstant Treasurers 4.12 Bond 4.13 Delegation of Anihority ARTICLE 5 Notices 5.1 Deliver} 5.2 Waiver of Notice ART= 6 In dg.winifiration and Insurance 6.1 Inulemnifiurtion of Officers and Direc fins 6.2 Indemnification of Others 6.3 AdVaIICE Paymeat 6.4 Right of Indeomitee to Thing SI& 6.5 Noii-Exchisivity and Simi-5m3 of Rights; Amt udnienn 6.6 Insurance 6.7 Reliance 6.2 SeverabOity ARTICLE 7 Capital Stock 7.1 Cartificatm. for Shares 7.2 Eiguatrues on Cnifizates 7.3 Trani:der of Stock 7.4 Registered Stockholders 7.5 Lost. Stolen or Des crowd Certificates ARTICLE 2 General Plinians 11 Dividends 8.2 Checks 8.3 Corporate Seal 8.4 Execution of Corporate Conic cis and Tostrumenn 8.5 Rep fauna af Snares of Other Corporations ARTICLE 9 Foram far Adjudication of Divines ARTICLE 10 Amend:mama AMENDED AND RESTATED 3 BYLAWS OF ATLIS MOTOR VEHICLES, IN corp•xodaaal ARTICLE 1 Offices 1.1 ReMstered Office_ The registered office of Adis Motor Vehicles: Inc (the -Company") shall be set fOrth is the Derii5cate ofincorporatio:o of the corporation- Harvard EllalleSE Services_ 16192 Coastal Highway. Leas. Delaware. 1.2 Corporaze Headcruarters. The Company's corporate headquarters and principal eucutipe office s .hat be located at 1828 N. Higley Rd. t 116 Mesa_ AZ 85205. 1.3 Other Offices The corporation may also have officimi at such other places. eiaer within Or without the State of Delaware, as the board of directors of the corporation (the -Board of Diredors") may Emeitime ED time desigtate,Of the business of the corporation may require. ARTICLE }'..setae of Ssockholde 2.1 place of Meetin.e. Meetings of stockholders may be held virmlly or at such place, either wrthin or without the State of Delaware, as may be designated by OT to the manner provided in these bylaws. GE_ if not 5o diesimiated, at the principal executive offices of the corporation. The Board of Directors may. in its sole discretion, (a) detumine that a ineediag of stockholders shall nos be had at any place. lath may instead be held solely by means DE ramose COMMIlliCeEt011. or (b) permit participation by stockholders at such meeting, by means of nmnote c omnrumacari on as authorized by Section 211(a) (2) of the Delaware General Corporation Law (the -DGCL:). 12 4nai,�llfeedag. (a) Annual meetings of ockholders shall be held each year at such date and time as shall be Ci2StVleied from time to time by the Board of Directors and stared in the notice of the meeting. At each sucb anneal meetng: the stockholders shall elect by a plurality vote the number oz directors equal to the =ober DEclizectors of the class whose term expires at such meeting (or: if fewer: the number of directors properly nominated and qualified for election) to held office Iladl the third mcceeding annual meeting of stockholders after their election The stockholders shall also transact such other business as .01:3%, properly- be brought before the meetin.g. Except as otherwise restricted by the certificate of incorporation of the corporation or applicable law: the Board of Directors may postpone: reschedule or cancel any annual meeting of stockholders. To be properly bronglir before the annual meeting_ business nuns be (a) specified in the notice of meeting (Dr any supplennem thereto) given by or at the direction of the Board of Directors, (h) otherinue properly brought before the meeting by or at the direction of the Board of Directors. or (c) Dtherstise properly brought before the meeting try a stockholder of record_ A motion reWed to bus mess proposed to be brought before airy stockholders: meering may be made by any srockholder enritled so vow if the business ps-onosed. is otharurise proper to be brought before the meeting_ How-ever_ any such stockholder may propose business ro be brought before a meeting only if such stockholder has given timely notice to she Secret:my of the corpccation m proper votheu form of the stockholder's infant so propose such business. To be timely, the sSockholder:s notice must be delivered by a nationally recognized courier seraice or mailed by first class United Sham mail, postage or delivery charges prepaid_ and received as the 4 pancipal aecative offices of the oorporation addressed ID the attention of the Semetary of the corpotadon =more thin one hundred twenty (120) da7,:s nor less than ninety (90) days in advance of the amaryersary of the dare of the corporation's prosy statement provided in CHOW:LOD with the pi-slats year's annual meeting of stockholders; prot dca, t•oi. r . drat in the event that no annual meeting was held in the Emotion year or the annual meeting is called for a dare that is name than thirty (3E) days before or after die*ernive-sairy date of the previous sears annual meein notice by the stockholder must be received by the Secretary. of the corporation not later than the dose of business on the Late: of CO the ninetieth (90th) day prior to such amital meeting and (y) the tench (10th) day following the day oo which public annatmceareer of the date of such meeting is first made. For the purposes of these bylaws. 'poditir arE,10:217CMIelle' shall mean disclosure in a press release reported by the Dow tomes News Sertice, Associated Press or a comparable natonal news sera ce or in a document publicly filed by the corporation with the Securities and Exchange Cowratission_ In no evens shall the public announcement of an adjournment or postponement of an annual mee-ing commence a new time period (or extend any time peiod) far the wing of a stocWaalder s nonce as described above. A Atocklralder'snOtME to the Secretary shall set Earth as to each matter the stor'klwOck.r proposes to bring before the annual meeting: (1) a brief descriptor of the bannths desired to be brought before the auniul meeting:. the !Mr of the proposal or business (including the text of any resolutions proposed far consideration and in the event that such business includes a proposal to amend the bylaws of the corporation, the lananane of the proposed ton endnient). and the reasons Stir concbacting such business at the annual meenng; tha name and record address of the stockholder proposing such business and the beneficial owner: if slay, 4r whose behalf the proposal is made: {iii) the class. series and number of shares of the corporation that am owned baceficiaity and of record by doe stockholder and such beneficial owner, (h.) any material threes t ache stockholder in such business: and (v) any other information that is required to be prbtided by the stockholder pursuant so Section 14 of the Securitm Etchange Act of 1934 and the rules and renalations orceranated thereucder (tolled:is-eh% the '1134 Air') in such stockholder's capacity as a proponent of a stockholder proposal. Notwithscia.ding anything to these bylaws to the contrary. no business shall be conducted at the annual meeting except in accordance with the protean-es set forth in this Section nybriticd however. that nothing in this Section shall be deemed to preclude discussion by any stockholder amity business properly brought before the annual meeting. The Chairman of the Board (or such aster person presiding at the meeting in accordance with these bylaws) shall, if the facts warrant determine and declare to the meeting that business was um properly brought before the meeting in accordance with the provisions of this Section_ and if he or she should so determum. he or she shall so declare to the meeting and any such baseness net properly brought before the meeting shall not be transacted 2.3 Spacial. l.feennes. Special meetings DE the stockholders Idly be called for any plirp.D&E. or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, by (a) the Secretary only as the request of the Chairman of the Board, (b) the Executive Chairman of the Board, (c) by a resolution dilly adapted by the affirmative vote of a majority of the Board of Directors or (d) by affirmative vote of he stockholders owning not less than twenty-five percent (25%) of the issued and auEtanding smear of the corporatou yr Feed that the Board of Directors approves Each stockholder reqcunV fora special meeting. Suds request shall state the purpose CT purpo set of the proposed meeting. Business E8t:km[1.2d at any SpEd2.1meeting shall be limitedto the =Gus relating to the purpose or prurpos gated in the notice of meeting. Except as otherwise restricted by the certificate of incorporation or applicable law. the Board of Directors may po.}tpane.,erhadule or cancel any special meeting of stockholders. 2.4 Notice of Meeqij,Q Duero as otherwise provided by low the certificate of incorporation or these bylaws: written notice DE each meeting of stockholders. annual Or special, stating the place, if any: date and hme of the meeting, the means of remote communicadons, if any, by which stockholders and proxy holders may be deemed to be pnnEnt in person and vote at sudi meeting, and, in the case of a special meeting, the pace nr purposes for which such special "meting is called: shall be given to each stockholder entidtd to tote at such meeting not less than ten (10) nor more than sixty (CO} days before the date of the meeting. 2.3 List of Stackholders. The office- m charge of cte stock Ledger of the corporation or the transfer agent shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete hsi of the stockholders entitled to mole at the meeting, arranged in alphabetical order, and showing the address of roar stockholder and the number of share registered in the Tame of each stockholder. Such List shall be open to the examination of any stockholder, for any parpose germane to the meeting: for a period of at least ten (10) days prior to the meetin (a) on a reasonably accessible elech-onic netwak. prodded that the information required to gain access to such list is prodded witia the notice of the meeting, or (b) dining or business hom, at the principal place of business DE the corporation If the meeting is be bald at a place then the list shell also to produced and kept at the time and place of the meeting during the whole rinse thereof and may be in.Ter2d by any stockholder who is present_ If the meeting is to be held solely by means of TEMDZE commenicaston. then the list shall also be open to tie examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, smite infororation required to gain acc.s to such list shall be prodded with the notice of the meeting. 2.6 Oni.ani7ation and Conduct ofialkinP,.S. The Chair= of thud or, in his or her enema, the Executive Chairman of the Board of the corporation or, in their absence, such person as the Bocu-d. of Directors may have designated or_ in the absence of such a person_ such personas may be chm by the holders of a majority of the s.haris eroded to vote who are present in person or by prosy_ shall call SG order any meeting of the stockholders and an as chairman of the meeting. In the absence of the Secretary of the corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoint.. The Chi:in:DM of any meeting of Rockholciers shall determine the order of bonnets and the procedure at the meeting; irh-luarrrE such. Fegulsam of the manner of voting and the conduce of discussion as SEEMS to him or her m order. 2.7 Cloonan Except where otherwise provided by law or the ceniEcase of incorporation of the corporation on these bylaws. the holders of a majority of the voting power of the capita] stock issued XII 011M5atinE and entitled to vote_ present in person or represented by prosy. shall constitute a quo RIM for the EraElEaEllitEl Of busin.5 at all meetings of the stockholders_ 2.8 Adjournment. If a quorum is Dar prEEEILT or represented at any meeting of stockholders, a majority of the stockholders Effesent in person or represented by proxy at the meeting and entitled to ran.. though less than a qualm_ or by any offlcer entitled to preside az such meetinE shall be eroded to adjou-n such meeting from time so time, without notice other than anummomient at ter:meeting_ mull a quorum shall be present or represented_ MED a meeting is adjourned EC another place; date Cif ime_ notice need DIM be 1-em of die adjourned meeting if the place dare and time thereof are announced at ;he meeting at WMC11 the adjournment is taken pan, Mod. or. that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting_ written nonce of the place tf env, date, time and means of remote cramr.rorjrations, if any_ of the adjourned meeting shall be given in conformity herewith At am' adj oumed meeting. any business may be transacted shat> have been transacted ZE the original meeting. 2.9 Voting Riatiq. Unless otherwise provided in the DGC-1.- certificate of incorporation of the corporation: each stockholder shall at Frert. meeting of the stackhoicle-.s be entitled to one vote for each share of the capital stuck has ing votine power held by such stockholder. No holder of shares of the ccrinorsion's common stock shall have the right to =missive votes. 2.14 Majority Vote. When a quonim is present at any meeting, the tern of the holders of a majority of the voting power of the capital Vock and minded to rota- present in person or represented by proxy shad decide any question brought before such meeting, sinless the question is one open which by empress provision of an applicable statute or of the certificate of incorporation of she EarPOIRELDLI or of these bylaws. a different vote is required in which case such express provision shall govern and control the derision of such. question_ Anything ig these Bylaws to the contrary notwithstanding. in the event of a tie rote of Directors in respect of any matter rewiring the nr7P701-31 or authorization of a majoriry of Directors, the Chairman of the Board shall have a tie-breaking voce such that if he or she exercises such vote the matter will be approved or Brahmin* as applicable, by the Board of Directors in accordance with these ByLsws and the prOVL:44:115 of Delaware law. 1.11 Record Date or 6roctainciar rtoace and voang. for purposes or oetermunne me VAXKI:11314E1S entitled to notice of, or to vote at any meeting of stockholders or any adionconens thereof, or entitled so receive payment of any dividend or other distillation or alloacear of any righu. or entitled to etierdse any right in respect of any chsnge. CallVEFIG:laT Exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix_ in advance, a record date, which shall not be more than sivty. (60) days nor less than ten (10) days before the dare of any such meeting nor mare than sisty (60) clays before any other action to which the record dein relates. A detemination of 3rockholders of record entitled to uartice Df Or to vore at a meeting of stocktoiciars shall apply to Illy adj =Luau of the meeting:prover/0 .iicrn m.o., that the Board of Directors may at a new record date for the a di oumed meeting. If the Boaninf Director:, does not so fix a record date: the record date far determining stockholders entitled to 130EiCe ear so yore at a meeting of stockholder shall be or the close of business on the business day next preceding the day on which notice is given or, if notice us waived, at she close of business on the business day next preceding the day on which. the meeting is held. The record date for determining stockholders for any other purpose shall be at the dose of business on the day on which the Board of Directors adopt the rmobation relating to such purpose. 2.12 23-mcim. Each stockholder entided to vote at a mearinz of ackholders may authorize mother person or persons to act far such stockholder by proxy. bur no such proxy shall be voted or aced upon after three years fr its dote, inge.; the proxy provirlt4 for a longer pmiod_ All proxies must be filed with the Secret ry of the corporation al thebeginning &each meeting in artier to be roamed in any vote at the meeting. Subj ea to the limitation set forth in the last dame of the fast sentence of this Section 2_12: a duly ereatted proxy that does not stare that it is irrevocable shall crmr-imma in full farce and effect unless (a) revoke dby she person executing it before the vote pursuant to that prosy, by a witting delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed bv_ or atandmce at the smearing and young in pa non by, the person exerting the pomp/. Dr (b) mitten notice of the death or incapacity of the maker of that proxy is seCeived.17 the corporation before the vote pursuam to shat puffy is counted_ 2.13 Inspeuors of Election_ The Company shall. in advance of any meeang of stockholders, appoint one or MOH. inspectors of elerdon to act at the meeting and make a written rep or thereof. The corporation may di apsare one or MUNE person:, so act as alternate inspectors to replace any inspector who fails to act lino inspector or alternate is able to act at a meeting of stockholders: the person presiding at the meeting shall appoint one or more inspectors to act at dm ach iaspertar, before entering open the discharge of his Di her ducies: shall take and sued an oath faithfully so etecute the diaries of inspector with Stirt itELO2rtialitF and arcordinz to the best of his or her ability_ 2.14 ND Action Without a Meeting. No action shall be taken by the stockholder except at an animal or special meeting of steckhdclers railed and noticed in the Tr.nzin..1 required by these bylaws. The stockholders may not in any airmostance take action by wriften consent ARTICLE 3 Directors 3.1 Numbe. Election. Tenure and Qualifications. The number of directors that shall constitute the entire Board of Directors shall be fined from time no time by resolntion adorned by a 1313jEEirf of the directors of the corporation then in office. No dectease in the number of authorized directors shall have the effect of removing any director before that director's term DEoffice expires. As of the date of these Amended Bylaws. the Board of Directors shall be comprised of six (SS) The Board of Dueaors shall to divided into three (3) classes of two (2) directors, each class to serve for a term of three (3) veers. Class I shall be composed of directors into shall serve until the first annual meeting of stockholders following the effective date of these bylaws. Class II shall be comprised of directors who shall serve until the second annual ['nettling of stockholders following the effective dare of these bylaws. Class DI shall be comprised of dirersors who shall serve until the third annual meeting of stockholders following the effective dam of these bylaws. The Board of Directors is authorized, upon the initial effectiveness of the classification of the Board of Director to assign members of the Board DEDirectors alreat- in of6ce among the =ions classes. Far any Tarot l} imfilled seat on the Board of Directors, the axial:Lug members of the Board of Directors shall appoint temporary Directors to fill board seat.. many class. until the nett annual meeting oEstodshoidets. Notwithstanding the immediately preceding paragrrph: EC031IIIMICillg with the 2030 annual meeting of stockholders, the classification of the Board of Directors shall cease_and all directors shall be elected far toms expiring at the nets succeeding annual meeting of stockholders. 7 3.2 Director Noratnaacars. At each annual catering of the stockholders: directors shall be elected for That class of directors whose terms ale them etiming. except as otherwise provided in Section 3.3, and each director so elected shall held office until such director's successor is duly elected 21331:1. qualified or tumit such director's earlier migration, removal: death or incapacity. Subject to the rights of holden of any class or series of stock having a preference osier the common mock as to dividends or upon Liquidation, nomination of persons for election to the Board of Directors mast be (a) made by ea at the direction of the Board of Directors (or any doh' authorized committee thereof) or (b.] made by any stockholder of record of the corporation entided to vote for the eLecionaf directors at the applicable meeting who con plies with the notice procedures no forth in this Section 3.2. Directors need not be stockholders. Such nominations, other than those made by oral the direction of tbe Board of Directors, shall be made pursuruu to timely notice in writing ro the Secretary of the corporation. To be timely: 2 stockholder's notice shall be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delhlary charges prepaid and received at the principal executive offices of the corporation addressed to the attention of the Secretary of the corporation (i) in the case of on annual meeting af stockholders, not more then one hundred twenty (120)days ]ess tan ninety (PD) days in advance of die anne.-ersary of the date of the corporation's proxy statement provided ui comedian midi the prelims year's annual meeting of stockholders, pm...idol:I. Cr . that in the event that no annual meeang was held in the previous year or the annual meeting is called for a date mare than thirty (30) days 'before or ate- the atinit:ersary date of the predaus yea' s annual meeting, notice by the stockholder moss be received by the Secretary of the corporation not later than the close of business an the later of (A) the ninetieth (90th) day RAW to each anneal Bleating and (B) the tenth (10th) dal. fallowing the day on which public annouraemeat of the date of such meeting is first made. and (it) in the case of a spedal meeting of stockholders called for the purpose o€ electing directors, not Laser than LI:tech:se of business an the tenth (10th.) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the spedal meeting was made. Such stockholder's notice to the Secretes,' shall set forth {a) as to each person whom the stioc.kholder proposes so nominate for elect:OD ar re-election as o. director, (i) the DIME, age. business address and residence address of the person_ (ii) the prinripal occupation or employment of the parson, (iii) the class_ series and umber of shares of capital stock of the corporation that are owned beneficially by the person, (h.) any other information relating to the person than is required to be disclosed in solicitations for proxies for election of directors pursuant so Section I-1 of the 1934 Act and the rules and regulations promulgated thereunder and (1.1 the nominee's tarytten consent to seise, if elected, and (ii) as to the stockholder giving the notice, (i) the name and record address DE die stockholder, {ii) the class, series and number of shares of capital stock of the corporation that are armed beneficially by the stockholder. and (iii) a description of all artanaemanis or undertandinta between inch stockholder and each person the stockholder proposes for election or re-election as a director pursuaarto which such proposed nomination is balLg made. The corporation may require any proposed nominee to furnish such other inficamation as may reasonably be required by the corporation to determuie the eligibility of such proposed nontinee to serve as a director of the corporation. No person shall be ebgible for election 25 a cliredor of the corporation unless nominated in accordance with the pare:hares set Earth herein_ In connection with any annual meeting of the stockholders (or, if and as applicable, any special meeting of the stockholders), the Chairman of the Board Or sarrb other pesonprexiding at such meeting bloccordancewia these bylaws) may: if the facts warrant determine and declare to the meatuig that a nomination was not node in accordance strith the foregoing procedure. and if he or she should so determ ine. he or she shill so declare to the meeting and the defective nomination shall be disregarded_ 3.3 Enlargement and Vacancies. Except as oituarwise prodded by the certificate of incorporation, subject to the rights of the holders of any series of preferred stock then Getstandmg: nerdy created directorships malting from any increase in the authorized =be of directors or any vacancies in the Board of Directors resulting from death, rerienation. retirement olstitigilifiranon. removal from ofSce or other cause shall be filled solely by a majority I'DiE of the director then in office. atthaagh less than a quorum, or tFY a sole remaining direcrir_ there ESE no directors in office, then an election of directors may be held in the manner prodded by smote. Directors chosen pursuant to any of the foregoing provisions shall hold office until the next annual election at which the rem of the class to which be as she has been elected expires and until such director's successor is (Inky elected and qualified or until such director's earlier resignation or ranch-al. In the Elan!' of a vacancy in the Board of Directors: the rertainity directors, except as otherwise provided by law: or by the tertificate of incorporation or the bylaws of the corporation may exercise the powers of the fall hoard until the vacancy is filled. 3.4 Ermianadon and Renio-.4,1 Any director may resign 21 any time upon written notice to the corporadon at principal place of business addressed to the attention of the Chief Executive Officer: the Secretary. the Chaumun of the Board or die Chair of the NO3:13d.330thig and Corporate Governance Committee of the Board of Directors: who shall in tarn notify the fall Board of Etirectus {although failure to provide such notification to the full Board of shall not mpac-. the effectiveness of such 'simpatico.). Such resignation shall be effective upon receipt of such notice by one of the individuals designated above mless the notice specifies such resignation 40 be effective at some other time or upon the happaiina of some other event. Any director or the entire Board of Directors may be removed but only Lae cause, by the holden of not less than a majority of the voting paws of the capital stook issued and ona-tcadmg then muffled ro vote at an election of directors. 3.3 'owners. The busbies of the corporation shall be managed by or -Lode" the direction of the Board of Directors, which may eserrise all such powers of the corporation and do all such lawful aas and things as are not by statute or by the certificate of incorporation of the corporation or try these bylaws directed or required to be exercised or done by the stockholders 3.ti Chairman of the amid The directors shall elect a Cbnirar AR of the Board (who may be desiganzed Executive Chairman of the Board if serving as an employee of the corporation) and may elem. a Vice Chair of the Boad, each to hold such office until their surassor is elected end gmlifed or until their earlier 'sip:in-ion or removal In the absence or disabdisy of the Chairman of the Board, the Vice Chair of the Board if one has been elected. or another director designated by the Board of Directors, shell perform the dukes and ease the powers of the Chairman of the Board The Chairman of the Board of the corporation cS ll if preset/ preside at all meetings of the stockholders and the Beard of Directors and shall have such other dabs as may be vested in the Chairman of the Board by the Board of Directors. The Vice Chair of the Board of the corporation shall have such duties as may be vested inthe Vice Chair of the Board by the Board of Directors. 3.7 Place of Mee-raps. The Board of Directors may hold meetings, both regular and spacial via virtual ddeccomfarencing &13172Wale or in pm-Eon within or Without the State of Delaware 3.E RPswlarMeatimrc Regular meeting of the Board of Directors may he held without notice at such time andplace as may be determined from time to time by the Board of Directors, pray ickd kcii tin ep, that any director who 35 absent when such a determination is made shall be given prompt notice DE sea. determination 3.9 knecialNEesins. Special meetings of the Board of Duecrors may be called by the Chairman of the Board. the Elective Chairman of the Board. or by the written reqiest of a majoriry of the directors -dim in office. Notice of the time and place if my, of special meetings shall be deliveredpersonalty orb,. telephone 34 each director. or seer by first-CLIES nnail or commercial delivery service: facmile tranmnssion or lay electronic mail or other electronic means. charges prepaid_ seat to such director's business or home address as they appear aeon the records of the corporation. In case such notice is mailed it shall be deposited in the United Stays mail at least three (3) days prior to the time ofholding of the meanng. In case suchnotice is delivered personally or by telephone- or by commercial delivery service, facsimile transmission or electronic mail or other electronic means: it shall be so delivered at least twenty-four (24) hours prior to the time of. the holding of the meeting_ A notice or waiver of notice of a meeting of die Board of Directors need not specify the purposes of the meeting. 3.1G Qurcum. Action at Meeting. Adjournments. At all meetings of the Board of Directors. a majority of directors dam in Office. shall constitute a gamins for the transaction of business and the act of a majority of the directors present at any meeting az which there is a quca-am shall be the act of the Board °Mire-tors, except as may be otherwise sae:if:gab prodded by Law, as it presently exist. or 3:1212V hereafter be 21:1:1143:1Ed. Or by the bylaws of the corporation. If a quorum shall not be present at any meeting of fie Board of Directors_ a majority of the directors present thereat may adjourn the meeting from time to time. without notice other than mmouncemem at the meeaug. until a gamma shall be press!. 3.11 Action Witham Meeting. Unless otherwise restricted by the certificate of incorporation of the corporation or these bylaws. any action regaired or permitted to be taken at any meeting of the Board of Directors or 9- of say committee thereof may be taken nithcrus s meeting: if all maubers of the Board ofDireacas or committee: as the case may be. crnc...m thereto in mating or by electronic Iransaussian, and the muting or writings or electronic iannmassion CT lial:61EiSSiOla are filed with die MiRores Of pIDCeeding of the Board a-Di:reams CT anamainee. 3.12 Telephone or 'i,rideecon:%rence \teejingi. Unless otherwise restricted by the certificsre of incorporation of the corporation or these bylaws, any llielthbEr of the Board of DLTELICT5 or any committee thareamalr participate in a meeting of the Board. of Directors or DE atry committee, as the case maybe by menu of conference telephone: drieoconfarimce software_ or by any farm of commmications equipment by means of which all persons participating in the Liked:ea' can hear each other, and such paracipation in a meeung shall cansoiture presence in person at the 3.13 C ORM= £.25. The Board of Dizet-Eon 33327,. by resokrion. destgnase ODE or mare committees, each coniaminee to consist &one or none of the directors &the corporation The Board of Directors may destgnate one or more directors as alternate ambers &any committee: who may replace any absent disqualified member at any meeting of the committee. In the absence or disqualification of a remobe. of a commiteee, the member or members present at any meeting and not disqualified from voting: whether or not the member CT members present coastinge a gamma may Ealanimausly appoint mother member athe Board of Directors to act at the in the place of any such absem disqualified member. Any tech committee, to the eaten! prodded in the resolution of the Board of Directors. shall have and may exercise all of the lawfully delegated powers sod. authority &the Board &Directors in the management of the business and affairs of the corporation and may earthodize the seal of the corporation to be araKeCl.t0 all papers which may rewire it Inch committee or committees shall hare Bach name or names as MTV be determined from time to time by rolneicra adopted by the Eoard of Directors. Each committee shall keep regular minutes of its meminpa and make such reports 34 the Board of Directors as the Board. of Directors may request or the charter of such catmint:tee Maythen require. Except as the Baud pfDirectors may otherwise determine, any committee may make rules for the conduct of it business, but unless otherwise provided by the directors or in such ran, it business shall be candurred as nearly as-possible in the same ninirIPT as is prosided in these bylaws for the conduct of its tattiness by die Board &Directors. 3.14 Fees and Compensation of Directors. The Board of Directors shall hare the authority to fix the compintatioa of directors. ARTICLE A Ltazak 4.1 Officers Designated_ The officers of the corporation theft be chosen by the Board of Directors and shall be a Chief Executive Officer aDdExecuth-e Claiomen of the Board, a President: 3 Secretary: and a Chief Financial Officer. The-Baud aDirectors may also depose a Treepaer. one Or room ViCE Prendellt. and she or more assistant Secretaries or assisrant Treasurers. Any accubm of by the LIME person maims the certificate of taco &lion attn. corporation or dais byla,h otherwise provide. 4.2 El-eaten_ Th e Board &Directors shall chooses ChieExeciath., E Officer and Executive Clairmai of the Board a President_ a Secretary and a Chief Finandal Officer. Other officers may be appointed by the Board of Directors or may be appointed by the Execurrir-e Chairman of die Board piasvant so a delegation of authority float be Board of Directors. 4.3 Tenure. FAH" officer of the corporation shall hold office until such officer's successor is appointed and qualified unless a differing term is specified in the vote choosing or appointing such officer, or until SliCh off CaT'S earner death, resignation removal or intspaciry. Any officer emanated by the Board of Directors or by the Executive Chairman of the Hoard may be removed with or without came at any time by the affirmative rose of a majority of the Board of Directors or a committee duly authorized to do so. Any vacancy occurring in any office of the corporation may be filled by the Board of Directors. ar it discretion. Any Officer may resign by delivering &lath officer's written rmignation to the corporation at it pruicipel place of businms ta the attention of the Chief Exeillike Officer or the Secretary. Such resignation shall be effective upon receipt armless it is specified to be effective at soma other time or upon the happening of some other event The Chief Executive Officer and Executive Chairman of the Board_ The Chief ExecoriveOffic er 2:11:1 Eaenauve Chairman of the Board shall preside as all meetings of she stockholders and at all meetings of the Board of DiDeLtors: and shall have general and active management of 113k business of She ccaporation. The Chief Executive Officer and Executive Chairman of the Board than. have genera] charge and maerrision of the business of the corporanon subject to the direction of the Board_ The Executive Chairman of the Board shall also have supervisory rowan over the other officers, and shaft have all other powers commonly incident to such position or which are or from time to time may be delegated ID him or het by the Board of Directors, or which are or may at any time be authorized or required by law. fie or She shall execute bonds..mcstgages and other contract requiring a seal under the seal of the corporation, except where requirad co pernatted by Law to be otherwise signed and es.ecuted and except where the signing and es.ecution thereof shall be e_Noressly delegated by the Board of Directors to some other officer or agent of the corporation 4.3 The President. The President shall, in the event there is no aliP,Exectative Officer or in the absence of the Chief ElSeradVe Officer or in the event of his or her disability_ perform the dirties of the Chief Exectilive Officer, and when so acting. shall have the powers of and be subject to all the restrictions upon the Chief Executive Officer. The Presides shall perform such other duties and have such other rowers as may from time to time be prescribed for such person try the Board of Directors, the Executive Chairman of the Boar& the Chief Executive Officer or these bylaws. 4.d The 'C.-rice President. The Vice President. if any (or in the evens there be more than ODE, the Vice Presiciaih in the order designated by the directors, or in the absence of any designation: in the order of their election): shall. in the absence of the Preadult or in the event o€ his or her disability or refusal ED act. perform the duties of the President and when so antn... shall have the powers of and be subject co all the rmsrictions upon the President. the Vice Prmident(s) shall perform such other duties and have inch other powers as may from time to lane be prescribed for them by the Board of Directors, die Chief Esecutive Officer, the President or these bylaws. 4.7 The Secretion-. The Secretary shall amend a]] BileethE5 of the Board of DLIeCEOTS and the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose and shall perfonn like duties for the standing rem-Puttees, st en require& The Secretar... shall give, or cause to be given, notice of all meeting of stockholders and special meetings of the Board of Directors: and shall perform such other turtles as may from time to [ism be prescribed by the Board of Directors, the Chairman of the Board or the Chief Executive Officer. under whose 511TerriEECOI he or she shall act. the Secretary shall Ogo such instruments on behalf of the corporation as the Secretary may be =hoaxed to sign by the Board of Directors or by law and shall countersign, attest and affix the corporate seal to all cal:Latino and rostrumenrs where such comiternening or such rearm and attesting are necessary to their true 3a:1p:rape execution The Sezraary shall keep: or cause to be ke-pt at the principal executive office or at the office of the corporation's cransfer agent or registrar, as determined by resolution of the Board of Ditectah, a share register. err a duplicate share register_ showing the names of all stockholders and their addresses. the number and classes of shares held by each [le number and daze of cernfacatm issued for the sore and the number and date of cancellation of May certificate 5111:01:1E•ed for cancellation. 4.S The Assistant Secretor.. the Assistant Secrerary, or if there be more than time. any Asstrent Secretaries in the order designated by the Board of Directors (or in the absence of any designation, in the order of their election) shall assist the Secretary in the puiDIDIRL102- of his or her duties and in the absence of the Secretary Or m the event of his or her inability or refusal Do- aci_ perform tie dudes and Eiardse the powers of the Sereetari and shall perfonn such other duties and have such other powers as may from sine to tine be prescribed by the Board of Directors. 4S1 The Chiennancial Officer. The Chief Financial Officer shall be the principal financial officer in charge of doe general accounting books. SCCOurding and cost recards and toren. The Chief Finmcial Officer me!.. also serve as the price ipal accounting officer and shall pato= such oth.er duties and have other powers as max than time to time be prescribed by the Board of Director; or the Chief Executrve OffiCer. 4.10 The Treasurer and Assistant Treasurers. The Treasurer (if one is appointed) shall have such dirties as may be specified by she (711P Financial Officer to assist he Chief Financial Officer in the performance of his or her duties and to perform such other duties and hare other powers as may from time to time be prescribed by the Board of Directors or the C hief Executive Officer_ It shall be the duty of any Assistant Treasurers to assist the Treasurer 11 in the performance of his or her dimes and to perform such other duties and have other powers as may Pram time to time be precribed by the Board of Directors or the rhiP#Fatecutive Officer. 4.11 Band If Fe:Raked In' the Board of Directors, any officer shall care the corporations bond in such Finn and with such surety or sureties and upon such terms and ccaditions as shall be satisLaory to the Board of Directors iorlshiinz NIALliout liceiratiGn a bond for the faithful performance of the ditties of such officer's office and for the restoration to the corporation of all books. papers Touchers, money aged other property of whoteTer land in sixla officer's possession or under such officer's control and belonging to the corporation. 4.12 Deleeation of kutllOrk7 The Board of Directors may from drae to time delegate the powers or duties of any officer to any other officers of agent.. notwidasrandmg any provision hereof. ARTICLE S Notices and Corporate Records. 5.1 Deb.-oar... Whenever.. tinder the provisions of law: or of the certificare 'Amcor-pumice:I of are corporation or these bylaws. written notice is required to be given to any director or stockholder: such notice maybe given by mail, addressed to such director or socckhGldet. at such person's address as it appears on [he records of the corporation: with pomp thereon prepaid_ and such notice shall be deemed to be giten at the time when the same shall be deposited in the United Stites mail on delivered to a nationally recognized courier service. Unless Wrillea notice by mail is required by 1.11W, written notice may also be gtien by commercial delivery senice: fecsimile transmission, electronic means or similar mesas addressed to such director or stockholder at such person's address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such =mission. the crammissiGn charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice as other in-hand de livery, in person or by telephone. shall be deemed veio at the time it isactually eiven 5.2 Waiver of Nofic enever any notice is required to be griorta under the provisions of law G: of the certificate of incorporation of the cGrpmerion. or °EU:lase bylaws_ a written 17:21TU: signed by the person entirled to notice. ca a waiver by electronic transmission try the poison entitled to sauce whether before or atjterthe ame stared therein, shall be deemed equivalent go notice_ Attendance of a pelson at a meeting shall constithre a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting. at the beginning of the meeting, to the transaction of any business became the meeting is nor lawfully called or convened. Neither the business io be transaaed at nor the purpose 4 any regular or special meeting of the steckhGlders. directors or members of a committee of directors used be specified in any written wag' er of notice or any waiver by electronic trifm-nksion unless so require) by the certificare of incorporation or these bylaws. Co-comae Records July storiholier of record_ in person or by attorney or other agent, shall upon written demand under oads stating the purpose thereof have the right clueing the usual his of toasimes to inspect for any proper purpose the corporation's stock ledger_ a list alit stocknald.ers. and its miante of Stockholder meenngs for the past MG years. A proper propose shall mean a purpose reasenabbr related ;o such person's interest as a stockholder In every. instance were an attorney or ocher agent shall be the person who seeks the right to inspection. the demand =du oath shall be accompanied by a power DE attorney or such other writing that authorizes the attorney or other EMEL: ID so act on behalf of the stockholder. The denaad under oath shall be directed to the corporation at its registered office or at as principal pLice of Easiness. ARTICLE Inriniiiiflcation. and Insurance 45.1 Iatiennification of Offices and Direcuors. Each person who was Of is made a party or is threatened to be made a par y or' or is mrolved (including, without limitation, as a Virk0.5) in any actual al thleatened action suit or proceeding, whether dslL ail:inn:A administrative or imutigative fhereinafter a '):tywerecliregl: by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer 12 of the corporation (or any predecessor), or is or way serving at the request of the carpet:31ton (or arry predecessor) as a director: officer: employee cir agent of another corporation or of a partnership, Limited liability company. joint tmohire. crag: employee benefit plan sponsored or maintained by the corporation, or other enterprise or any predecessors of such entities) (heriainaiter an :-Trrarrierrizee). shall be inelPThinifiPi and bald harmlima by she corporation to the fullest extent authocized by the DGCL, as the same arise or may hereafter be amended, including. bat not limited to, Section 102(b)(7) of the DGCL (but in the case of any such amencluent, only wo the esteem that such amendment permits the corporation ED provide broader iodenmifiratimii right than said law permitted the corporation to pacrvide prior to such arriPairbrumf). at by ably applicable Law as then in effect against all expense, Liability and loss {including attorneys' fees and related disbursements, judgment, fines, excise taxes or penalties under the Employee Retiremenr Ina:me Security Act of 1974. as =Med Miamitie to time, penalties and amount paid or to he paid in settlement) actually and reasonably incurred or suffered by such Indium-tee in connection therewith. Each person woo is or was serving as a director, office=: employee or agent of a subsidiary of the corporadoo shall be deemed to be signing, or have served at the request of the corporation The right in incbmanification ccinfarred in this Senion 6.1 shall be a [outran. tight Any indRunificgitiGnibutirrt advancemeor DEevpanses) aridffilaBArtide 6 (usale.s ordered by acorn l sail be made by the corporation only as authorized in the specific case upon a deterniimation that imilirinmificancin of the director or officer is proper in the circumaranc es because he or the has met the applicable standard of conduct set firth in the DGCL, as the same exist. or hereafter may be amended (bat in the case DE any such amntiiiragint only to the extent that such amenrimear permits the corporation to provide broader indemnificatien nehrs than said law permitted the corporation DD pro tide prior ID each amandmmit). Such detemainacion shall be alL.ciae With respect to a person who is a director Dr officer at the time of such demi-mm.9 don (a) 1w a majority score of the directors who are not or were not parties to the proceeding in respect of which in1PrimifiratiOD L5 being sought by JruipmniteE (the :-Disiitrsr r seed Di:Feelers"). even though tens than a gamma", (b) by a comnuctee of DiMnterested Directors designated by a majority vote of the Disinterested Directors. even thougi lime than a quorum, (c) if there are no such Disinterested Directors: or if the Disinterested Directors so direct by independent legal counsel in a wrirtim minim to the Board afDn-ectors. a copy of which shall be delivered so Indmucatee_ or (d) by the stockholders. 6.2 Tnirn.wifiration of Others. This Ai-sided sloes not bath the right of the omporation, ED the extent and in the roamer permitted by L7Pi_ in indemnify and to advance expenses to persons other than those persons identified in Section 6.1 when and as authorized by the Board or by the action of a commirtee of the Board or 6mM:oared officers of the corporation established by or designated in resolutions approved by the Beard: koliriest or, that the payment of eip ewes [marred by such a person in advance of the final disposition of the proceeding shall be made only upon receipt b4 the corporation of a mitteu undertaking by such person m repay all amo= so advanced if it shall ialtunately be determined EhErt each parson is not entitled to be indemnified under this Article 6 or otherwise. 6.3 Advance Payment The right to iniii.iivisilfirasion under this _Jirsicle 6 shall include the right to be paid by the corporation the expenses incurred in dafemdinf any such praencling in advance of its final disposition, such advances to be paid by the corporatism within thirty (30.) days after the receipt by the corporation of a statement or stimulant from the claimans segue-ring such advance or advanm from time to time; pray...dad. ho),oreT. Lira if the DGCL requires. the payment o€ such expenses neared by a director or officer in his or her apathy as a director or officer (and not in any ocher capacity in which service was or is rendered by such person while a director or Ginter: inducting, With= limitti011 service to an employee benefit plan in advance- dike final disposition rife proceeding. shall be made only upon delivery to the corpocasion of an undertaking by or on behalf of such director or afaser to repay all anoints so advanced if is shall ultimately be determined that such director or officer is not eat:ideal m be indemnified under Section 6.1 or othentise. rotnithsrnriiiing the tiaregoin unless such right is acquired ocher th.m pursuant to this Article 6. no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such offices is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding: whether citil criminaL administradve or invesi*ative_ if a determination is reasonably and promptly made (al by the Board of Direness by a majority vote of the Disinterested Directors. evies though less than a quorum or (b) by a coramitsee of Disiorezested Dirertors designated by majority vote of the Disinterested Directors, eventhough lies than a quorum or (c) if there are no Disiaterested Directors or the Disinterested Directors so direct, by independent legal counsel in a writi en opinion to the Board ofDirectors, a copy of which shall be delivered to the claimant, Etat die fact 13 knout to the {12CiSiDThillgad2g party at the 12:02 such determination is made demons-tram clearly and ocaiincingly that such person acted in bad faith or in a -itn-i-iPc that such person did not believe to be in or not apposed to the best inaarest of the corporation 45.51 RIEhI of Indennitee to Bring SIM. If a claim (Of inr1Pninification tfallowmg final disposition of such proceeding) or ach-ancement of eripens m. tinder this _Article 6 is not paid in full by die corporation mithin sixty (60) days atore a written claim has been received by the corporation extept in the case of a claim for an advancinuent of expenses, in which caw the applicable period shall be tweity (20) days, the Indanniine may at any time thereafter brut.; suit against the corporation to TECOta£ the unpaid amount of the claim. If successful io whole or in part in any such slut, or in a suit brought by the corparaton to recanw an advancemern of emnenses pursuant to the terms of an undertaking, the Indenmitee shall be entitled to be paid also the expense of prosecuting or dP.f...nding such suit to the fullest eaten; pEnxila.cl by law. In any suit brought by the IndPnintee to en5arce a right to indeomificadon or to an 2Ch2.110EILlellt of expenses hereunder; or by the corporation K. IECOVer as 2CIVELDEEZEUELt of EXpeOSE5 plan= so be terms of an undertaking the burden of proving that the Inchnimitee is not entitled to be itult.uquifitd or to such advancement of expenses: under this Article or otherwise shall be on the corporation 6.5 Non-Exchisivint and Sursivel of Ristht: Amendments. The right to inlAnnific.adon and the palatial; of espeeises incurred in defeadiag a proceeding in advance of it final disposition canfured in this Article 6 shall nor be deemed ierdusiva of any other righr which any person may have or hereaftier acquire under any statute. provision of the certficate of incorporation of the torporanon: bylaws: agreement_ 'rote of stockholders or Digingoected Dinenms or othernisE and shall continue as to a person who has ceased so be a director: officer: employee or 31MIE of the corporation and shall inure to the benefit of the heirs. Emperor and ail ninistrarors of such a person .Any repeal or modification of the provisions DE this Artiste 6 shall not in any way dirniniRtt or adversely affect the rights of SLY director, officer employee or agent of the corporation h&-eunda- in respect of any occurrence ea matter arising prior so any such repeal or modification 6.6 In perm nce. The corporation may purchase and maintain insurance on in own behalf and on behalf of any Pernarl who is orates a direnor, officer. employee or agent of the corporation, Of iS Or AM sere inn al die-ID:Kea of the CGIFECIF2d0:11 as a director. DEICE% employee 4I agent of another corporation, partnership. joint vEDILIEcuss. employee benefit plan or other enterprise against arty expense, liabilitg or loss asserted against such person and incurred by such person in any such capacity. or arcing ant of such person's status as Ruch whether or not the corporation would have the power to inikminitir such person against such expenses, ¶utility or lass under the EIGCL. 6.7 13 Fella Fir+. Persons who after the date of the adoption of this. PIIYMiC11 be come or remain directors on officers of the corporation shell be conclusively presumed to have relied on the rights to indemnity. advaace of expenses and other ngtirs coundoed in this Article 6 in miming into or couniming such service. The rights to itidt.rmifiration and to the advance of expenses conferred in this Arode 6 shall apply to []sums made against an Intlewmitee acing out of acts or OntiSEIOCIS that occurred or occur loth prior and subseniumt to the adoption hereof. 6.2 .$evembility If any word, clause. provision or provisions of this Article 6 shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity legalily and mforteability of the remaining prorisions of this Article 6 (inducting, wrthour limitation. each portion of any section ar parapaph DE this Article 6 cciarmning any such provision held to be illegal or uneaforceable, that is not itself held to be invalid_ illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest avatar possible_ the proll6mq. of this Article 6 (imelnding. without limitation, each such portion of any section or paragraph of this Article 6 containing any such provision held to be invalid illegal or unenforceable) shall be construed so as to grim effect to the intent manifested by the inon held invalid, illegal or unenforceable ARTICLE Capital Stock 7.1 Certificates for Shares. The shares of the corporation shall be (i) represented by certif cates or (Li) uncertfficatecl and evidenced by a boak-ently SySfE111. maintained by or through the corporation's transfer agent or registrar. Carl:if:Icahn shall be signed by. or in the Mile of the corporation by, the Cl airman of the Board, the ChieL Executive Office-, the Readapt or 2 .C,riCe President and by the C-ai ef Froandal Officer. die Treasurer or an. Assistant 14 Treasure. or the Sea-F.ery or an Assistant Secretary of the corporation Certificate may be issued for partly paid S.13.1 . and L.11 such case upon the face or back of the certificates issued ID repreent any such partly paid shares; the total amount eta cansideratoo ;o be paid therefor and the amount paid thereon shall be specified. Within a reasonable time after the issuance or traner ofuncertifcated stock, the corporation shall send or cause ro be sent to tie registered owner thereof a written notice containing the information required by the l)6CL or a statement this the corporation will furnish without charge to each stockholder who so requests the powers; desipiadons. preferiences and TelatiTE. partidpadag, apion21 or other 9NECi2.1 rights of each class of stock or series thereof and the qualifications; limitations or retrictices of such preference aZiliDI rights. 7.2 Sienaree on C ear:mates. Any or all Gf the &immures on a cenifacare may be a famimile. In case any officer, transfer agent afregistar into has signed or whose facciraile signature has been placed upon a certificate shall have ceased to be such officer; riansfer agent Of regiserar b-efare such certificate is limed it may be issued by the corporation with the same effect as if he were such officer, transfer ageor ar rest= a the date of issue. 7.3 Transfer of Stock. Upon surrender to the corporation or the transfer agent of the carporat DU of a certificate of shares duly endorsed or accompanied by proper evidence of succession_ assiptation or authority to transfer, and proper evidence of compliance of other condiuons to righlfal transfer; it shall be the duty of the corporation to issue a new certifiCREE to the plES011 entitled thereto. cancel the old cetificate and record the. =mac dam upon in. books. Upon receipt of proper transfer instructions and proper evidence of compliance of other conditions to nghtful tangier from the registered owner of uncertificated shares; such =certificated shares shall be canceled and issuance of new equivalent imcetifac red shares or cerdficated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corpondron. al kggrered Stockholders. The corporation shall be enlitted so recognize the exclusive right of a person registered an in hacks as the awaer of shares ro receive dividends, and to vote as such owner. and to hold liable for calls and 25DEEsmeom a person registered on its boola as the owner of shares; and shall not be boned to ream:Liza any equitable or other claim ra or interest in each share or shares an the pert of any other pernce. whether or not it shall have erpress or other notice thereof except as 4theTWiSE provided by the laws of Delantne. 7.3 Lost Stolen or Di rovied Cetifimuti The corporation may direct that a new certificate or certificate be issued to replace any certificate cc cerdficates theretofore issued by She corporation alleged to have been loss stolen or des toyed upon Me making of an affidavit of diet fact by the person claiming the certificate of stock to be lo it. stolen or destroyed and on such teraas and conditions as the corporation may require. When audio rim the issue of a new certificate or ternfitates; the corporation may; Min discrecion sodas a condition precedent to the issuance thereof require the owner of the lost stolen or destroyed certificate or certificates. or his or her Legal representative, to advertise the same in such =mar as it shall require, to indomnify the corporation in such manner as it may require; ardor to give the corporation a bond or other ode:pare security in such sum as it may direct as indemnity against any claim that may be made apnea the corporation with respect. to the certificate alleged to have been last, stolen or destroyed_ ARTICLE 3 General Provisions 3.1 addends. Dirid.ends upon the caporal stock of the corporation, subject to any restrictions contained En the DGCL or the provisions of the certificare of hump-oration of the carparation, if may, may be declared by We Board of Directors at any regular or special meeting or by unanimous vr-ritran consent. Dividends may be paid in cask mproperty or in shares of capital stock, subject to the provisions of tie certificate of incorporation of the orporation. 3.2 Checks. All chech. Gr demands fa- money and notes of the corporation shall be signed by such officer cc officers or each am' pal-5014N persons as the Board of Director& may from time to time designate. 3.3 Corporate Seel. The Beard of Directors may, by rierlialion; adopt a corporate seal. The corporate seal shall have inscribed thereon the name of We corporation, the year of ins organization and the word 'Delaware.' IS The seal may be used by causing it ore fmmitollo thereof to be impressed a affixed as otherwise reproduced The seal moo. be altered from time so time by doe Board of Directors. 8.4 ' t The Board of Directors. except 3E otherwise provided in tune bylaws: may authorize any officer or offions, or agent or ogenn: to enter into any contractor eC1:13E any instrament itr the name of and on behalf of the cacporation; such authority may be general or ccriffined ED specffic instances. Unless so authorized or raililled by the Board of Directors or within the agency power of ffi officer. no officer, agent or employee shall have any pawer or authority to bind the corporation by any conioact or enpigenient ca to pledge its credit or to made it liable for any purpose or far any anion= 8.5 Representation of Stain of Other Corporaticois. The Chief Exact:lave Officer: the Preoidem or any Vice Pnni.dent, the Chief Financial Officer or the Treasurer or any Assigant Treasurer: or the Secretary ca any Assistant Secretaa-y of the corporation is authorized to vote, reponent and exercise on behalf of the corporation 211 righls incident do any and all shares of any corporation or corporations or similar ownership interests of other buriness entities tramline in the name of the corporation The authariry hereto granted ID said officers in vote or represent an behalf of the corporotion any and all shares or similar crazier-hin intern-Es held by the corporation. in may other corporation or corporations or other braining entities may be exercised either by such officers in person or by LT.. other pusan authorized oo to do by poor:), or pawn. of attorney dialy etecuted by said officers. ARTICLE 9 For for Adiudication of Dieosr'et 9.1 ijamive Foram Delaware Chancery Court To the fullest extent permitted by law: and 'mina the corporation consent in wththig so the relation of an alternative foruz e. the Court of Chancery of the Some of Delaware thr, if that court lacks sibiecr ma= ruaisrEction, another federal or state mart situated in the State DE Delaware), shall he the sole and occlusive forma for {a) any deri ve action or proceeding brought in the trance or rioht of the corporation or on its behalf. lb) any action asserting a claim 5or breach of any fiduciary lorry' owed by airy director; officer, employee or agent of the corporation to the corporation or the corporal:lot:l.'s ilrockholclers, (c) any action arising or asserting a CLibilariSillg pursuant 10 any prodsion of the DCyCL [Tony provision of the certificate of incorporation or thine bylaws or (d) any action asserting a claim governed by die internal affairs doctrine, iocluding. without limitation, any action to interpret apply, enforce or determine the validity of the certificate of incorporation or these bylaws. Any person or canto. purchasing or otherwise acquiring any interest in shorn of capital stock of the corporation shall be deemed to hate notice or-and consented to the prodsions of this Section 9.13%2 Exclusive 'Forum Federal District Coma. Unless the corporation coraemos in wiring the selection of an alternative forma, the federal district courts of the United States shall be the endasive BDTLIEC for the resolution of any complaint asserting a cause of action under the Securilies Act of 1933 and the Securities Exchanpe Act- of 1934. Any person or entity purhs.zinE or otherwise acouirme any interest in shales of capiml stock of the corporation shall be deemed to have notice of and consented to th.eprcoisions of this Section 9.2. ARTICLE 10 Aniendin.ents Subject to the laws of the Stare of Delowam, the Board of Dirersors is expressly authorized to adopt, mind or repeal the bylaws of the corporation, without any anion on the part of the stockholders by the vote DE at least a majority of the directors of the corporation then in office_ In addition to any vote of the holders of any class or series of stock of the corporation required by die DGE-7.- or she CeitificalE of incorporation of the corporation, the bylaws may also be adopted, amended. or repealed by the affirmative vote of the holders of at least sissy-sit and Ma-thirds percent (66-2.3%) of the voting pawn of the shorn of the capita] sock of the corporation entitled to rate in die election of directors, voting as one class. 16 CERTIFICATE OF SECRETARY I, the ithilerAgned, hereby certify. tail axe a duly elected, acting and qualified Secretary of Anis Motor Vehicles, LIE, 3 Delawar e corporation:. and thou the foregoing Bylaws, comprising 16 wpm, constitute the Bylaws of mach cmpar alion as duly adopted by the board of cliremors of such corporation all , 2021, winch Bylaws became effective , 202 L IN WITNESS WHEREOF, I hove hem= subscribed my name as of the day of , 2021. Secretary 17 £X1A-3A AMENDMENTS TO THE BYLAWS FAH:ETC CCRIVICATG 4F AMCLilLitY.00 OP THE IlYkAWS 04 MI Mime Wrinkles The undersigned, Nit& ii the LGI P eiecteo igidifdr acting; Sore iary or Artier Motor Vehitlel, a Delaware carpDratiCal ithe 'Cgmparin doot twryby cortifv,, ash:111:ms: • $ect.an 5.1 Di Article w to the 3s.lawS ei Oh? CgendanY was amended, unarvnichs written edtdebt Of khe itoard, on December 12, 2D17. [O. read In it5errtirfltv. ig boliewa: `Sactlan CersiFrtme of Shares. Sawelig/ the cfleparation's Lines may he c2rtir,ed er uncertified. ad prom:We order Deawarc hay, and sham be emeheit mine 1.1.91:11tt or sea LorlIcrr.rvall arid registered at rIIy are hsatred. CertrhcatesropreNerrtrng stigres or the {CrOdiraliOn'$ WOO $hall IDa Aped In the name of the corporation Err the enairrnari 61 Mei:roan% Or incecharmanar the board or the Oiler egeo..rive Officer or president or vice president and Err the ihiet I1Fket Or Iltalgant treasurer Or the setretary Or amp 055iitarni secretary. 1:Parrying iloo number of shores and the CIES pr 544eSad 0.1.DRIC•wrierd by the sharehaleer Any of ail et the aim naLurei 4n the iierlIfir.aia may be facsimile. Ir the even,' thet eery drliter, trOn513f agent, or teolwar whei I.kL signed Dr wriase faceirrille ilanatvre repel Petri ;Wt.:Inn tha DrIti.ftcalesFal haw seated Si!' be MR offiter.tiansfer ?gout or registrar brro,e ihat ce,beirete itstard, it map be awed kr, iFie torg4 rag% we. The umeeffeer 3511 that perton were drIliffliNt, trariallel agent. or regiVIPe. DI the diGE. 0l Isut. Within a re/amiable time after Vie Istuarsca pr Vander of dricerfillied shores, the rofoorarkin i&I wild the registered crwiorthereof a wrolen nines rhea dill lei WO iM name of =ha cocp y.ption, thin khe comet ion !sari:awed under the L,Sooi ad the $iazt Cf D4114.4r4, The name a/ Llies.fiereFierblef. Let ant rLrie(and the deslariatan of tIr.exrlek.K emir) [hp shares ropresartarl. ;1,41 any rwoncrinnq mr, Ike tanners or rails/ration of such shams apposed ty (1'14 ceeporatlan's certrficate of incorporation. chess by-nkws. any gra-onions iterIng ihorehoderi or eny agreement between ShPrehAklocs and The tdrooraCcr..- ▪ Set-owl-5,j or Arcips V of She 9ylavis of she company was wrieniLesl. Lr,r Lvieninlcv. warren r-C.M.C.Pt es the &A. d, On DEC( MKT! 111. to read in its errEsety, no losawi• "Session 51. koiE Ceriinratas. Eixopt an pro...der:1,n Phis Seccictr. 5.2, me for shares or urKertified Shbres anall be ilti-rod SV nit:dace an aid cerlidlcateunami lFe 4114;4 surreodered to the corpilteliVi sad ev.te.af :r tries:arm TIRE The 1:4111;nrdw 4niino, taw one share certificate or rertificote Far pry VIM+ 5,ef..unty Is. tort, Ttnien, cc.clestivred. puthune the Itlyllin.ar Applararniani cartrilcate ai stock, Dr uncertified charts in oiRce of a certificate prenrldij*r !mad by It an such terms nod condlii.Prn the trdairel mar 'VEIL.It, in4ludind aretilSkirl Ply inciornrAfication of the coretiY.i...idn knureli trir y Dana or other al:kw:Ent! secgrihf surticleni rip pram/ Lhe I`.drw8lIb l WilA112 nil claim that roxi be made wrist IL. inth,kans any empenseoi an KLOWir of lira 'limed IONS, theft, ar deltruLOor of the 49 eenrfeete co the Nuance of the neplacemenl certtflurte ur unEertilied shares.' 3. r'ie Foregoing erflerdfnent,sintne Enesei of the Perpnration have put been nrfoelffied, emenzleq fesunded, or few:fled Rod rerngin In itf torxe and effect on the diem hereof The underslimlttis omerutedth " as or pecirroef ii, 2017 Meft minchen Chief Eeeculive Officer and Director Name ,1 Title 49

offices may be held

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION 5jk4 agsu lis.biski jug. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware_ DOES HEREBY CERTIFY: FIRST: That at a meeting of the Board of Directors of Agja Iylotoz 'Vehicles br. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows: RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FOURTH:" so that, as onkrildeil said Article shall be and read as follows: "The total number of shares of stock which the corporation is authorized to issue is 60,01:141000 shares of common stock having a par valise of $0.0001 per share." SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware. IN 'WITNESS WHEREOF, said Adis Motor Vehicles Inc. has caused this certificate to be sinned by an authorized officer, this 22 day of January , 2020. BY: -Signature Mark Hanche t t Name: -please print Authorized Of per cirqxr RightSignature SIGNATURE CERTIFICATE 7RalloloCT14111 DtgilL9 Radars...co Humber 12115441104*1-1-411-131784-4E1112F5EIA617 Transactlan Tyra 54randrai Rai:wall Sant Ad 41,121:7020 1.4:43 107 darsoutod id 3l..72:2020 MN HI hadrattly aliiiiirad anion 15 istrIbiokledi ilakinail amyl 97onrel Chaelmaloa ▪ ilaeauon elan pia bind CIRILGUMElik Mossroda Mal Mad SIGNERS 4141allin Nora .alt Wain %Naas Inc avail anaradratikamoroonahicias. cars Compeamin 111 REFERENCE NUMBER 023814411.11448441.2.SDS44111 D2F Sah.617 113:43CIA1iid1T8ETNI.S. toraarmank idiom Ad.& *our Varrtlas Ir,c - StrJ,7t Arnonedoorris filiaisista aThs_motaryeirio_ira_._stack_anwporrankr.1:01 Pada& 1 dada Conaorielyisa appicarrarVpair PIM 5-Isi n E.E1 -13elpinal. { ha& loam E.9ida51:111.11,2 WPM SIMLA Viardial kik Woo 01122.2020 21129 EST Multi:aerie Dioleal Rnorrionat Cinachsurn Irlootlir Arueloarildoraal Al , ,,,yy , 41,Q2.2020 MIN 107 litirdel lir I AUDITS MORIFTINV MINT iF Addrass SS 10.700.75 Davits Crams ,le wneiaws Drawn 5apookaira 119notano laWarraca lb 142LS1E1 ilsemiano !linable Corot 13 4:11,r2212020 20.:29 EST 03172:2010 21134 MM &Inbar Van:Ida& Inc irnorkassiscrortorraliciamourn) Lipari do doconnora an °Warm 41.11 96.1{.5.21113.73 81172:2010 21134 Mr linter Varicliar Inc iroorkgrallscrortorraiiclamourn) auttrookicauld aaa romal. an °Warm ola WIndaris rram 9616.5.21113.75 41/22?2020 Esi Mr linter Vardclas Inc iroorkaalisoanaraoricl000n) ilariCIT Ina docomara an Clorena old 1Nk6y.is Imre. 9616.5.21113.75, 4ip1r2727 3.9s9 EST Mr linter Weida& Inc lroorkiNalsmaioroaliciamorrn) 411IpiGa Vw CI:CLIMM an Moth 510an ...Is as tram 174.233.10.4. ca,mano 113!33 EST Mr linter Vahador Inc Iroorkgraaismatarvoiricsicaom) in:ono:Ina clocomort an riablo &Man yw i05 tram 174.23:13.6.211. 81,121:2020 14443 EST Mr Minor Whack& Inc Iroorloirialsootarvorkaocoom) araolaa a ink to sign. 81,111.2020 1,144.1 EST Harvard Flings Town Irlingariclolarraraincarrn) crostini &coolant 'allikmarar oahelasanc_-rockarriareirmarrs.por an Maar:at &Vow ala lidirdoars laoan 7444.220.43. -ALALIEMWD AND RESTATED BYLAWS OF ATLIS MOTOR VEHICLES, INC (a Delaware corporation) TAIILE OF CONTENTS ARTICLE 1 Officm 1.1 Registered Office 1.2 Other Offices ARTICLE 2 Meeting of Sirxkholders 2.1 Place of Meetinz 2.2 Amaral Meeting 2.3 Special Meetings 2.4 Notice of Meetings 2.5 List of Stualiolders 2.6 Organization and Conduct of Business 2.7 Qua= 2.E Adlomminems 2.4 Sating Fights 2.10 Majority Vote 2.11 Record Date for S ackholder Notice and Voting 2.12 Prmicii. 2.13 Inspectors of Electian 2.14 ND Action Whim= a Meeting ARTICLE 3 DErectors 3.1 Number, Election, Terme and QUELlifiCatialS 3.2 Director Nominations 3.3 Eulargeutait and Vacancies 3.4 Resignation and Removal 3.5 Powers 3.6 Chaim of the Board 3.7 Place of Meetings 3.2 Re exilarhfeetrags 3.9 Special Meeting 3.10 Quorum. Action sr Meelimm, Adionaimecis 3.11 Actium Without Meeting 3.12 Telephone Meetings 3.13 Committees 3.14 Fees and. C ammens atm of-Directors ARTICLE 4 Officers 4.1 Officers D ignetect. 4.2 Election 4.3 Terme 4.4 The Executive Chairman of the Board 4.5 The C ief Executive Officer 2 TABLE OF CONTENTS (contimied) 4.11 The PPIE idea! 4.7 The lace President 4.5 The Secretary. 4.9 The Assistant Secretary 4.10 The Chief Financial Officer 4.11 The Treasurer anti Assistant Treapirers 4.12 Bond 4.13 Delegation of Authority ARTICLE 5 Notices 5.1 Delivery 5.2 Waiver of Notice ARTICLE d iniii..r-inifiration and Insizance 6.1 IluiEELEi6E2tiCal of Officers and Direcior 6.2 IndemniEcation of Others 6.3 Advance Payment 6.4 Right of Ingkoznitee to Bring Suit 6.3 Non-Esclusillty and Survival of Right.; A1:132nanipntq 6.15 Insurance 6.7 Reliance 6.8 Severabiliry ARTICLE 7 -Caphal. Stock 7.1 Certificates 5or Shares 7.2 Signatures on Certifirates 7.3 Tranafer of Stock 7.4 Registered SAockholders 7.5 Lost Stolen o¢ Destroyed Certificaies ARTICLE 8 General Provisions 8.1 Driddeods 8.2 Checks 8.3 Corporate Seal Execution of Corporate Contracts and Instrumeat 8.3 Represeutation of Shares of Other Corporations ARTICLE g For for Adjudication of Disputes ARTICLE illAmendmenis AMENDED AND RESTATED BYL IT S OF ALMS MOTOR VEHICLES, INC ti INIANWITT Corp.:1E161A ARTICLE 1 Offices 1.1 Registered OffiCE. The registered office of Adis Motor Vollirlcs. hoc (the “Compaan shall be set fOrd1111 the certisficate of incorporation of she corporatism—Harvard Business Services_ 16192 Coastal Highnirv, Len-es, Delaware. 1.2 Corporate Headquarters. The Company's corporate head secs and principal execs:live offices shall be located at 1E28 N. Higley Rd. :411.5 Mesa, AZ 85205- 1.3 Othm Offices The corporation may also have offices at Euphonies. places. either within or nithout the Stare of Delaware, as the board of directors of the corporodon (the 'Board ofDireetori) may Earn time so time designate, or the business of the coloration may require. ARTICLE 2 2.1 Place of Mamma. Meetings of stockholders may be held rirMally or at such place either within or without the State of Delaware: as may be designated by or in the manner provided in. these bylaws: or, if rot so desiviared. at the principal eteoative offices of the corporation. The Board of Directors may, in in. sole discretion, (a) determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote comumnicanon. or (b permir particrpation by stockholders 27 such meeting, by means of remote communication as authorized by.. Section 211(0 (2) of the Delaware General Corporation Law (the -DGCL:). 2.2 Arousal Meeting. (a) Annual meetings of stockholders 40.11 be held each wear at such date and time as shall be ciesivated from time so time by she Board of Directors and stared in the notice of die meeting. As each such annual meeting: the stockholders shall elect by a phrality cote the number of dizectors equal to the number of directors ante class whose term expires at such meenng (or, if fewer: the number of directors properly noted and traalified 5at election) to hold office until the third succeeding sinned meeting of stockholders after then-election. The stockholders shall also transact such other business m may properly be brought before the rneeang. Except as otherwise restricted by the seraficate of incorporation of the corporation or applicable law: the Boord. of Directors may posspcuie, reschedule or cancel any vrniklthaeting of stockholders. 10 be property tranglit before the annual aleertmg. busuless must be specified in the nonce of meeting (or any supplement thereto) given by co at the direction of the Board of Directors: (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) othanaioe property houalit before the mectina by a stockholder of record. A motion. related so kominms proposed to be brought before any stockholders' meenng maY be made by my etockholdei entitled to Tose if the business proposed is otherwise proper to be brought before the meeting_1101VEVE7_ any such srcrahDLthr may pmpose busioms tube brought before a meeting only if such stockholder has given timely notice in the Secretary of the corporancui in proper written Cann of the stockholtim:s Threat so propose such business. To be timely, the sSockholder's notice nmsr be delivered by a nationally recognized courser service or mailed by first class United Stalin mail, postage or delivery charges prepaid, and reserved at the 4 panripal executive office; of the oxporalion addressed to the attention of the kg:ref:try of the corporation not more than one hundred tweity (120) days nor less than ninety (90) days in advice oa the anniversary of the date of the proxy statement prodded in connection with the previous year's annual meeting of stockholders; ,54171jareit tionveror. that in the event that no annual meeting leas held in the panic& year or the annual meeting is called for a ante that is raore than thirty (30) days before or after the atuaiversary date of the previous year's annual meeting; notice by the stuck holder must be received by the Secretary of the corporation not later than the close of business on. the Lazer of CI) the ninetieth {94th) day prior to such zuMna meeting and (y) the tenth (14th) day following the day on which plata annormconent of the date of ankh nicotine is first made. For the purpo;es of tune bylaws 'grub & somennexeseatt- shall mean di3cLosicie in a press release reported by the Dow Jones News Service; Associated Pres; or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission. In no event shall the public annormcement of an adjournment or postpone:am of an annual meeting conamence a new time period (or errand any time period) forthe giring of a stockholder's notice as described above. A Auckholder's nonce to the Secretary shall set forth as to each matter the stockholder proposes to bring before the am/al meeting: (i) a brief dem:Apt:ion of the loustums desired to be brought before the annual meeting, the rem of the proposal or business .Lindiading the text of any timohalions proposed for consideration and in the event that such business includes a proposal to amend she bylaws of the corporation_ the language of the proposed amendment}. and the reasons for conductina such business at the =nal meeting; (ii) the name and record address of the gockholder proposing such business and the beneficial owner. if any, on whose behalf the proposal is made. (di) the class. series and number of shares of the corporation that are waned benefocialfy and of record by the stockholder and such beneficial owner; (iv) any materiel inzerest of the stockholder in sock business; and (v) any other information that is required to be provided by the stockholder pairnaat to Section 14 of the Securities Exchange Act of 1934 and the toles and regulations promulgated there mder (collectively, the '1034 Acf) in such stockholder's ,aleauly .1= a knuipturam vi d 41-A-Md14.1110.6 p15,10.0.01. otwithscinding anything in these bylaws to the contrary. no business shall be conducted al the annual meenng except in accordance wide the procedures set fordo in this Serb= movicia. howcver. that nothing in this Section shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meming. The Chairman of the Board (or such other person presiding at the meeting ill accordance with these bylaws) shall. if the facts warrant, determine and declare to the meetine that business was not Droperly brought before the meeting in accordance with the provisions of this Section, and if he or she should so determina he or she Skill so declare to the meeting and any such busiams not properly brought before the meeting shall not be transacted Noecia. eneeungs. specuu meenngs DE SIE ETAXE114112eIE may De caned nor any purpose or purposes, trains otherwise prescribed by statute or by the certificate of incorporation, by (a) the Secretary only at the request of the Chairman of the Beard, {b) the Es:eon:bre Chairman of the Board (c) by a resolution doh' adopted by the affirmative vote of a majority of the Board of Directors or (d) by affirmance vote of the stockholders owning not less than to-enty-ftve percent Mg t) of the issued and othnse Ming stock of the corporation; pretto'cd that the Board of DiTEC(015 approves such wor'klullaPr request for especial meeting. Such reqamt shall state the purpose or pwroses of the proposed meeting. Easiness a-anwcted at any special meeting shall be Limited to the matters relating to the puspo se purposm stated in the notice of meetng. Except as otherwise restricted by the certificate of incorporation or applicable law. the Board of Diremors may postpone, reschedule or cancel any special meeting of stockholders . 2.4 ;kToti € of Meounu. Except as otherwise proridedby Law_ the certificate of incorporation or these bylaws: written notice of each meeting of stockholders. annual or special stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting: and, in the case of a special meeting. the purpose as purposes for which such special meeting is called shall be given to each stockholde- entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the dare of the meeting. 2.3 List of Stodtholders. The officer in charge of the stock ledger of the corporation or the transfer agent shall prepare and make, at least ten (10) days before every Kneeling of stockholdms. a complete list of the stockholders entitled to vote at the meetmg, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name DE each scockhalder. Such list shall be open to the examination of any stockholder, for arty purpose germane to the meeting, for a period of at Least ten (10) days prior to the meeting, (a) ein a reasonably accessible electronic network; prorided that the information required to gain access to Ludt List Ls provided with Me notice of the meelang. or (b) sharing ordinary busumss hoios. ar the principal place of business of the E01130131i09_ If the meeting is to be liPld ar a plate: then the list shall also be produced and kept 21 the ULme and place of the meeting daTiThE the whole time thereof, and mac be inspected by any stockholder who is present If the meeting is to be held solely by memis of remote tommuoicaticia then the Lig shall also be open 54 the examination of any stockholder cluing the whole time of the meeting an a reasonably accessible EleC9461iC network; and the information required to gain access to such list shell be provided with the nonce of the meeting. 2.d Onianization and Conduct of Bitsin...a. The Chaim of the Board or, in his or her absence. the Exertere Chairman of the Board of the corporation or. in their absence, such person as the Board of Directors may have designated or_ in the absence of each a person_ such person as may be chosen by the holders of a majority of the shares entitlei to rote who are present. in person or try marry. shall call to order say meeting of the stockholders and art as chairman of the meeting. In the absence of the Semetary of the corporation_ the secretary of the meeting shall be such person as the chairman oldie meeting appoints. The E2131/322II of any meeting of stockholders shell detername the order of Business and the procedure at the meeting inclining such regulation DE the manner of voting and the conduct of discussion a; seems to him or her m order. 2.7 Qaamp. Except where otherwise prodded by law or the certificate of incorporation of the corpounion or these bylaws. the holders of a majority of the voting power of the capital stock issued and outstanding and entitled tO VOIP, present in person or remmentedby prosy, shall C011Sti3Ete a warm for the transaction of business at all meetings of the stockholders. 2.S Adjournment.. If a quorum is nor present or repr.mented at any meeting of stockholders, a maiority of the stockholders present in person or represented proxy at the meeting and entitled to vote. though Less than a quorum_ or by any ofiEser entitled to preside ar such megrim; shall be entitled to adjourn such meeting from time to time. witlictat notice other than al130113EEllbaril at the meeting, until a otionma shrill be present or represeated. When a meeting is adjouromno another place, date or time, notice need not be given of the adjourned meeting if the place date and time thereof ale announced at the meeting at which the adjosarnmeit is takeo;.gravidiaa ibuktecor. that if the date of any adjourned meeting is more than thirty OD) days after the date for which the meeting was originally noticed, or if a new record date is rimed for the adjourned meeting. written notice of the plate if amp, date, time and means of remote cnremonirnions. if any_ of the adjourned meeting shall be given is oonformity herewith Ar any adj ourned meeting, any business may be annsactei that might have been transacted 22 the original meeeang. 2.9 Voting Rizlig. Unless otherwise provided in the DGCL: certificate of incorporation of the corpounion: each stockholder shall at ETErir meeting of the stockholder; be entitled to one Tote for each share of the capital stock hating voting power held by surJa stockholder. No holder of shares of the corporation's common stock shall have the ri,graito reemilanye votes. 2.10. Majority Vote. When a nuonim is present at any meeting: the vote of the hoiden. or a majoriry of the voting power of the capital stock and Eri/leti to vote present in person or represented by proxy shall decide any cpiestion brought before such meeting. unless the question is one upon which by express provision DE an applicable statute or of the certificate of incorporation of the corporation or of these byLaws, a different vote is required m which case such express provision shall govern and control the decision of such question Anything in thme Bylaws to the contrary notwithstanding in the eymit of a tie vote of Directors in respect of any matter reuniting the approval at authorization of a majority of Di:tenon, the Chairman of the Baum shall have a de-breaking vote such that if he Of she exercises such vote the matter will be approved or authorized as applicable, by the Board of Directors in accordance with these Bylaws and the provisions of Delaware law. 2.11 Record Date for Stockholder Notice and Voting. For purposes of determining the stockholders entitled in notice of or to vow at any meeting of stockholders or any adjoiminieur thereof or minded to receive payment of ac dividend or other distribu'i on or 311493E17 of any righss: eathled !o exercise any right in re-pees of any change. conversion or exchange DE amuck or for die puiperse of any other lawthl 2[9.1)0 the Board of Director; may Sac in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor MINE than sixty (de) days before any other action to which the record date relates. A &Emanation of stockholders of record !entitled to nonce of or to tore a a mothina of stockholders shall apply to any adj =meat of the a:leering: prirordcor, hontspor, that the Board of Direct-ors may Ed a new record date for the ad] ourned meeting. If the Bo ardaDirectors cloth not so fix a record date. the record dote far determiniug stixichuldam conned :o nt,dce of or io tote a: a meeting of stockholders she]] be at the dose of business cm the business day EMS( preceding the day on which notice is given or, if notice is waived, at the dose of hew s S Eal the business day next preceding the day on which the meeting is held. The record ChM for determining stockholders for any other purpose shall beet the close of busmen on the day on which the Board of Directors adopt the resolution relating so such purpose. 2.12 proxies. Each stockholder mantled to vote at a mernoth of stockholders moo. authorise another person ea persons to act for such stockholder by proxy. but no such proxy shall be voted or erred upon after three years from in dote, unless the proxy prolidoc fora Longer period All proxies most be filed with the Secretary of the corporation ax thebeginning of each meeting in order to be coanted in may vote at the meeting. Subject to the Limitation set forth in the last clause Mike first senrence of this Serdon 2.1a: a dray executed rotary that does not sate that It Li irrevocable shall continue in full force and EBRO unless (a) revoked bar the person !naming it before tiet Me pturnam to that waxy, dr a writing delivered to the corporaten stating, that the wiry is revoked or by a suboethou proxy executed by_ or attendance at tenoning and voting inperson by, the person threcirting the pony. or (b) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counleL 2.13 Inrniemors of Election. The Company shall. in advance of any meteing of stockholders. appoint ODE or more inspectors of get-nom to XI' at the meson; and make a written MHO thereof. The corporation may died.piate one or nonpersons so act as alternate inspectors to replace any inspector who fails to act. Eno inspector or alternate is able to act at a meeting of stockholders, the person priding at the meenng shall appoint one or more inspectors to act at the nee tag. Each inspector, before entering m:on the discharge alas or he= dunes ,shall tike and sign an oath faithfully in execute the denies of inspector with. stna impartiality and according to the best a his Or hr 2.14 Ho Action Without a Meeting. Ho action shall be taken by the stockholders except at an annual or spedal meeting of stockholders called, and noticed in the manner required by these bylaws. The stockholders nay not in any circanistanoe lake action by writer commit ARTICLE 3 Directors 3.1 Number. Election_ Tenure and Qualifications. The number of directors that shall constinrte the entire Board of Directors shall be fixed from daze 10 time bar .m.ohacion adopted by a maioritli of the directors of the corporation then in office_ No CIECIEOSE in the number of authorized directors shall hare the effect of removing any director before than director's term of Alice expires. As athe date of these Amended B-elaws, the Board of Directors shall be comprised of six (6) individuals. The Board of Directors shall be divided into trhee (3) classes of two (2) directors, each class to serve for a term of three (3) veers. Class I shall be comprised of directors who shall serve die first annual meeting of stockholders following the effective dare of these bylaws. C lass II shall be comprised of directors who shall serve until the second annual meeting of stockholders following the effective date of these bylaws. Class DI shall be cauprised of directors who shall serve :trail the third annual meeting of stockholders following the effective date of these bylaws. The Board of Directors is authorized upon the Mina] effectiveness of the classification of the Board of Directors to assign members of the Board of Directors already in office among the t arieniS (las sin. For any caret:sly unfilled s ea M. on the Board of Directors. the existne members of the Board of Directors shall appoint temporary Direcrors ro 511 board seats. in any class. unlil the next annual meeting of stockholders. Notwithstanding the immediately preceding paragraph commencing with the 2030 annual messing of stockholders, the CIELISilkattalk of the Board of Directors shall cease, and all directors sh-111 be elected for terms apiring at the next succeeding annual meeting of stockholders. 7 3.2 Director Nominations. At each annual meeting of the stockholders, directors shall be elected far that class of directors whose zero s are them emptring. except as otherwise provided m. Section 33. and each director so elected shall hold office until such dirersor's successor is duly elected and qualified or until such director- s earlier migration, removal death or iscapadry. Subject to the rights of holders of any class or series of stock haring a preference over the common stock as to &vide:ids or upon liquidation, nominations o€ persons for Election to the Board of Directors roost be (a) made by on at the direction of the Board of Directors (or arm duly authorized committee thereof) or (b) made kw my stockholder of record of the corporation entided to vote for the election of directors at the applicable mead who complies with the notice procedures sec forth in. this Section 3.2. Directors need not be stockholders. Such nominations. other tan those made by or 21 the direction of the Board of Director, shall be made pursuant to timely notice in writing to the Secretary of the corporation. lobe timely: a stockholder's notice shall be delis eyed by a nationally re-cog:aired courier service or mailed by first class United States mail postage or delivery charges prepaid_ and received at the principal Executive of of the corporation addressed to the attention DE the Secretor.' of the corporation (c) in the case of an maul mee tine of stockholdors: oat more than one himdzed twenty (120) days mar less than ninety (90) days in advance of the annprersary of the date of the corporation's prosy' statement provided in connection with the precious year's annual meeting of stockholders...provided.. has-rtt-vott. that in the evens that no annual meeting was held in the precious year or the annual meeting is called for a date more than thirty (30) days before or afar the anniversary date of the previous year's annual meeting, notice by the stockholder must be received by the Semenry of the corporation not later than the dose of bitsintt. an the later of (A) the ninetieth (4345) day prior to such annual meeting and the tenth {10th) day fallowing the day on which public announcement of the date of such meeting Ls first made, and (Li) in the case of a special meeting of stockholders called for the purpose of ale the directors, not later than the close of bwsinsss am the tenth (1€th) day following the day on which notice of the dare of the special meeting was mailed or public disclosure of die date of the special meeting was made. inch stockholder's notice to the Secretary shall set forth {a) as to each person whom the stockholder proposes to nominate for election or re-election as a director. {i.) the DIM E, age. business address and residence address of the person_ (if) the principal occupation or emploinnent of the person, (iii) the class. series and number of shares of capital sock of the corporation that are owned beneficially by the parson, (iv) any other information relating to the person that is required tube disclosed in solicitations for proxies for election of directors pursuant ra Section 14 of the 193-4 Act and the rules and regulations prosmilwed thereunder =1(1) the nominee's written consent so serve if elecred, and (h) as so the stockholder gjiing the nonce (i) the name and record address of the stockholder, (ii) the class, series and number of shares of tapiral stack of the corporation that are owned beneficially by the stockholder. and (iii) a ductiption of all =anomie= or understandings berme]: itch stockholder and each pluson the stockholder prOpCrAi for election or re-election as a director pursuant to which such proposed nomination is being made. The corporation may require any proposed nominee to furnish. such other information as may' reasonably be required by the tarp:Tatm to determine the eligibility of such proposed nominee to serve as a director of the corporatism Ho person shall be elimhle for election as a director of the corixtration unless not 1.121.41 1.1.1.11CLCIA. 111 accordance d.1.1.1. 1111.0ated in inee6-nellninnie pcusuu-ca forthset hernia In connection with any tactual meeting of the stockholders or, if and as applicable, any special meeting of the stockholders): the Chairman of the Board (or such other yerscai presiding ar such me pang in accordance with these bylaws) may: if the facts wE-ranr, determine and declare to the meeting that a EXHILLULT11011 was not made co accordance with the foregoing procedure. and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded 3.3 Enlargement and VsrnnriP5. Except as otherwise prodded by the certificate of incorporation, subject to the rights of the holders of any series of preferred stock then outstanding. newly craned directorships malting from any increase in the authorized number of directors or 2_1:E4' vacancies in the Board& Directors resulting from death, resimation. retirement_ discrualificanon. removal from office or other cause shall be filled solely by a majority vole of the directors then n office_ although leas than a quo:1m_ or by a sole remaining director. If there are no directors in office-. then an election of directors may be held in the manner prodded lir nature Directors chosen pursuant to any of die foregoing prockisions shall hold office until the next annual election at which the term of the class to which be or she has been elected expires and until such director's successor is duty elected and qualified or until such director's Bodily recifriation or remit al In the event of a vacancy 111 the Board of Directors, the remaining directors, except as otherwise padded bylaw, ar by the certificate of incorporation or the bylaws of the corporation, may exercise the powers of the fu]] hoard uulil the vacanry is filled. 3.d Egimadoo and Removal Any director may resign at any time upon written notice 14 the corporation at its principal place of business addressed 10 :he attention of the Chief Execirtive Office=_ the Secretary: the Chairman of the Board or the Choir of she Nominating and C otporate Goyermeace Commutte of she Board of Directors: who shall in thira notify die full Board of Direcsors (although failure to provide Bach notification to she fall Board of Director. shall not impact she Effectiveness of such resignation). Such rffi-iglaaLiOn shall be effectiye upon receipt of such notice by one of the individuals designated above unless the notice specifies such resignation to be effeclive at some other time upon the happening of some other event Anv director or the entire Board of Directors may be removed but only for cause, by the holden of not less than a majority of the vonng power of the cathal stock issued and outstanding then enrided to vote at an election of directors. 3.3 'owers. The business of she corporation shall be managed by or under the direction of the Bout of Directors, which may esercise all such powers of the corporation and do all ouch lawfal arts and FlitoEs as are not by statute or by the certificate of incorporation of the corporation or Err these bylaws directed or required to be exercised or done by the stockholders. Chairman of the Board The directors shall el ecta Chairman of tie Board (who may be designated Executive Chairman of the Board if servinz as an employee of the corpora ices) and may elect a Vice Chair of the Board each to hold such office lath] their successor is elecred and qualified or until their earlier resignation or ntharval In the absence or disability of the Chairman of the Board, the Vice Chair of the Board, if one has been elected or anortim director daignared by the Board of Directors: shall perform the dirties and exercise the powers of the Chairman of the 13cord. The Chairman of the Board of the oorporation shall if present preside at all meetings of the stockholders and the Board of Directors and shall have such other duties as may be rested in the Chairman of the Board by the Board of Directors. The Vice Chair of the Board of the corporation shall hove such chutes as maY be vested in the Vice Chair of the Board by the Board of Direr ors. 3.7 Place of Meetings. The Board of Directors cosy hold meetings, both regular and merial, via virtual iidecconferencing software or in person within or without the State of Delaware. 3.5 Leetalar Meetings Re collar meetut_ of the Board of Directors :nor be held withoutnotice at such time andplace as may be determined foointime to time by the Board of Directors; provided kovinor. that any director who 15 absent when such a determination is made shall be gii.en prompt nonce of such determination. 3.9 ,Deciall...feecitiQ. Special meetings of the Beard of Directors may be called by the Chairman of the Board. the Executive Chairman of the Board_ Or by the written request ofa majonty of the directors than to office. Notice of the time and place if any, of scecial meetings shall be delivered personally or by telephone to each director, DI sent by first-class mail or commercial delivery service. facsimile 11MEELiSsi:01:1, or by electronic mail or other electronic MEM:, charges prepaid_ sent to such director's businms or home address as these appear upon the records of the corporation. In case such notice is mailed it Shall be deposited in the United States mail at least three (3) days prior to the time ofhoLding of the meenng. In case snchnotice is deliveredpersonalty orb} telephone as by commercial deliver} service, facsimile transmission or electronic mail or edam electronic means, is shall be so delivered at leas( twenty-four (24) hours prior to the time of. the holding of the meeting- A notice or waiver of notice of a meeting of the Board of Directous need not spadfy the purposes of the meeting. 3.14 011DIMIEL Action at Medin°r AdiGlianthElatS. At all meetings of the Board of Directors: a majority of directors dial in office. shell constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quaran shall be the act of the Board of Directors. except as may be otherwise specifically provided by law, as it presendy exisg or may hereafter be amended or by the bylaws of the corporation. If a quorum shall not be present at any meeting of the Board of Directors_ a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than 210201.Thtelninal ar the meeting, until a quorum shall be present 3.11 Action Without Meeting. Unless otherwise restricted by the certificate of incorporation of the corporation or rrae92 bylaws, any action rewired or permitted to be taken at any meeting of the Board of Directors of 9 of ray committee thereof may be taken withour a meeting: if all members of the Board of Directors or committee, as the case may be, unseat thereto in waiting ca by electronic transmission. and the writing or riTitinga ca elecZonic transmission or transmissions are filed with the minutes &proceedings of the Board of Direr Mrs or committee. 3.12 Telephone or Videcconference Meeting. Unless otherwise restricted by the certificate of incorporation ofthe carpi:cat on or there bylaws. any member oldie Board of Directors or any committee thigeof may 1:articipate in a meeting of the Board of Directors or of any committee. as the case may be; by means of conference telephone: videicOnfeTEIKE software or by any form o€ commoraitations equipment by means of which all persons participating in the meeting can heal each other: and such participation in a meeting shall conplitirte presence in person at the meeting 3.13 Comnuttees. The Board of Directors may: by resolution, designate one or more tomminees. each committee to consist DECODE or more of the directors DE die corporation. TbE Board oiDirectors may desipate one or MOM directors as al erna[E. alEllthelS of any committee, who may replace any absent ca disqualified member as any meeting of the committee. In the absence or discrinlifiration. of a member DE a committee. the 11thaibe or members present at any meeting and not disqualified from voting, whether or not the member or members present constitute a quorum may unanimously.. appoint another member of the Board of Etirectirs to act err the meeting in the place of any such absent or discptalified member. Any tech committee, to Ihe Smelt pmvided in the resolution of the Board. of Directors. shall have and may EXercise all of the lawfully delegated powers and authority of the Board of Directors in the inans.gemait of the business and affairs of the corporation and may authorize the seal of the corporation to be aff xed. to all papers which may require it. Such crimmthee or committees shall have such name or names as may be determined from time to time by resolution adapted by the Board of Directors. Each committee shall keep regular nrautes of its meetings and make such reports to the Board of Directors as the Board. of Dia-ectors may request or the charter of such committee may then require. Escept es the Board of Directors may otherwise determin any committee may make roles for the condact of its lallELMES: but unless otherwise provided by the directors or in _path rules., it business shall be traduced as nearly as possible in the same manner as is prodded in these bylaws for the contra of its lirminis by the Board of Directors. 3.14 Fees and C anmensation of Directors. The Board of Directors shall have the authority to fa. the compthisation of directors. JiRTICLE l 4.1 Officers DiF,.ignated_ The officers of the corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer and Executive Chairman of the Board. a Preachath a Secretary: and a Chief Financial Officer. The Board of Directors may also choose a Treasurer: one 4S more Vice Presidents. and one 01 more assistant Secretaries or assistant Treasurers. Any rinnihaT of offices may be held by the same person, unless the certificate of inrarporahon of the corporation or these bylaws otherwise provide. 4.2 1,125;110. The Baud of Directors shall [home a Chief Executive Officer and Execrave Chairman of the Boar& a President, a Secretary and a Chief Financial Officer. Other officers may be appointed by the Board of Directors or may be appointed by the Execianye Chairman of the Board pursuazu to a delegation of authanty from the Board of Directors. 4.3 Team-e. Each officer of the corporation. shall hold office mull such officer's successor is appointed and qualified unless a different trim is specified in the vote Shooting or appointing such officer, or until such offiter:s earlier death_ resign on removal or incapacity. Any officer alrOliatEd by the EGard of Directors Or by the Executive Chairman of the Hoard may be removed with or without cause at any time by the affirmative vote of a majority of the Board of Directors or a committhe duly authorized to do so. Any vacancy canoeing in any office of the corporation may be filled by the Board of Directors, at its discretion. Any officer may resign by delivering such officers wrirtim migration:4 the corporation at it prirxipal place of business to she attention of the Chief Executive Officer orthe Secretary. Such resignati.on shall be effectba upon receipt unless it is specified to be effective at some other bane or upon the happening of some other event 10 4.-I The Chief Executiye Officer and Executive Clair.= ate Board. The Chief Er:earl:ire Officer 231:1E,NRCl/FireCluth711.111 of the Board shall preside err all meetings of the stecidialders and at all meetings of the Board of Directors: and shall have general and active management of the business of the corporation. ThE Chief Executive Officer and EXECEEdVE Chairman of the Board shall have general charge and sospeivision of the business of the corporation subjecr ro the direction of the Board. The Executive Chairman of the Board shall also have cupEvisory pawns over the other officers, and sb Il have all other powers commonly incident to such position or which are or from time to time may be delegated to him or her by the Board of Directors, or which are or may at any tine be authorized or required by law. He or she shall overate bonds. mortgages and other coma-am requiring a seal, undE the seal of the corporation, except where required Drpermitted by law to be otherwise signed and executed and except where the simaina and Execution thereof shall be expressly deleas.e.ed by the Board o€ Directors to sore other officer or agent of the corporation. 4.3 The pre=sident. The President shall, in the event there is no Chief Executive Officer or in the absence of the Chief Executive Officer or in the event of his or her disability: perform the duties of the Chief Executive Officer, and when so acting: shall have the powers of and be ElthjeCI to all the rEtricsions upon the Chief Executis.-e Officer. The President shall perform such other duties and here such other powers as may from time so tale be pas-scribed for such person by the Board of Directors, the Executive Chairman of the Board_ the Chief Executive Officer or these bylaws. 4.d The Vice Presidium. The Vice Presidenc if any (or in the even there be more than one: the Vice presidents in the order designated by the direcsors, or in the absence of any designation, in the order oftheir election), shall. in the absence of she President or in the event of his or her disability or refusal to act, perform dm dudes of the President: and when so arring: shall have the powers of and be subject tv all the rEmictions upon the Presidenr. The Vice Presidents) shall perform such other duties and 'ave such other powers as may from acne to time be prescribed for them by the Board of Directors. the ChiefEtecutive Officer, tile President or these bylaws. 4.7 The Secretary.. The Secretary shall attend all meetings of the Board o€ Directors and the stockholders and record ail rotes and the Droosechnes DE die meetings in a book to be kepi for that purpose and shall perform hie duties for the standing committees, when required. The Secretary shall give or cause to be given, nonce of all meetings of szockholders and special nue:nags of the Board of Directors, and shall perform such other duties as may from time to time be prescribed by the Board of Directors. the Chairman of the Board ea the Chief Executive Officer. under whose superrision he or she shall act. The Secretary shall si=i. curls instalment on behalf of the corporation as the Secretary may be authorized ro sign by the Beard of Directors or by law and shall countersign, attest and adl the corporate seal so all certificares and instalments where such countersigning or such sealing and attesting are necessary to their true and proper execution The Secretary shall keep, or cease to be kept at the pinrip-al executive office or at the office of the corporation's transfer agent or registrar: as determined by resolution of the Board of Directims, a share register. or a duplicate share 1-Egifft21_ showing the names of all stockholders and their addresses. the number and classes of shares held by each, the =alies and date of certificates issued far the same and the number and date of cancellation of every certificate surrendered for cancellation 4.S The Assistant Secretary. The Assistant Secretary. Or if there be more than one any Assist= Secretaries in the order designated by the Board of Directors (or in die absence of any designation_ in the order °Ether election) shall assist the Secretary in the performance of his or her dairies arcs in the absence of the Secretary or in the event of his or her inability or refusal to art perform the thtles and exercise the powers of the Secrerary and shall perform such other dirties and have such other powers as may from clue to time be prescribed by the Board of Directors. 4.9 The Chief Financial Officer. The Chief Financial Officer sh><Il be the principal finandal officer charge of the general accomtmg books: SCCOUntinE and cost records and forms. The Clig{Fingoarial Office. may also serve as the prilripalaccounrins officer and shall perform such other duties and have ether powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer. 4.1( 1 Tae Treasurer and Assistant TIESEUETS. The Treasurer (if one is appointed] shall have such duties as may be specified by she (711PC Fuiaocial Officer to assist the Chief Financial Officer in the performance of his or her cluties and to perform such other duties and have othE. powers E. may from time to time be prescribed by the Board of Directors or the Chief -Executive Officer. It shall be the duty of any _Assistant Tres saran to assist the Treasurer 11 in the performance of his or her duties and to perform such other dirties and have other pmers as may from nine to time be prercnbed by the Board of Directors or the Chief Lsecutive 01Mcer. 4.11 BALI If required by the Board of Direcsars, any officer shall give the corporation a bond in such suim and with such surety or sureties and upon such terms and condition.s as shall be satisfactory to the Board of Directors without limitition a bond for the faithful perform of the duties of such officer's office and for the restoration to the corporation of all books. paper, vouchers, money and other property of whatever kind in such Gi55EEE'S possession or under such officer's control and belonging to die con:era:dram 4.12 Deleeation of fliadiolity The board of Directors may from tome 28 dme delegate the powers or duties of any officer to any other officers or agents: notwithstanding any pmvisionhozof_ ARTICLE S *lances and CorPorate Records. 5.1 DeLiverv. Whenever, under the prortions of law. or of the certificate of incorporation of the corporation of these bylaws: written notice is required So be thVe0 to any director or stockholder, such notre may be gives by mail, addressed to such director GE stockholder: at such person5 address as is. appears an the records of the corporation: with po&sage thereon prepaicL and such notice shall be deemed to be Oven as the dine when the same shall be deposited in the United Stites mail or delivered to a nationally recognized courier service. Unless written notice by mall La required by 1.11W, Veritiffi notice may also be given by commercial delivery 51E1Vic a, facsimile tra-urrnk.ion electhanic means or similar Mans addressed to such director or stockholder at such person: s address as it appears on the records of the corporation. in which case such notice shall be deemed to be Oren when delivered into the control of the persons charred ntith affect= such t =mission the daThEllliSSLOn charge to be paid by the corporation or die person sending such notice and not by the addressee. Oral notice orother in-hand delis:levy. inperson or by telephone. shall be dezmed at the time it is actually given. 5.2 Waiver of Notic Whenevet any notice is required lobe FiVaL 1.1:11du the prnisions oflaw or of the certificate of incorporalion of the corporation or of these bylaws_ a written waiver, signed by the person entitled to notice. or a waiverby electronic trasisoltsicas by the PEESGn a idtled to notice. whether before or after diet= stated therein, shall be deemed equivalent to notice_ Attendance of a person at a meeting shall constitute a waive t of notice of such meeting, except when the parson attends a meeting 5ar the express purpose of objecting, at the beginning of the meeting, to the tansaction Diary business because the meeting is not lawfully called or convened Neither the to be transacted at, nor the purpose of: any regular or special meeting of die ssackholders: direcsois GE nimbus of a committee of directors need be specified in any written waiver of notice or any waiver by electronic tramrtnk:ion unless so required by the certificate of incorporation GE these bylaws. 5.3 Casonikaecords_Amy stockholder of record in person or by attorney or other agent, shall upon written dananel under oath stating the purpose thereof have the right during the usual hours of business to inspect for any proper purpose the corporation's stock Ledger, a Liss of it stockholders, and it minute of Stockholder meenngs for the past two years. A proper purpose shall mean a propose reasonably related to such person's interest as a stockhol6th In every instance where an attorney or other agent shall be the person wto seeks the right to inspecdon_ the demand under oath shall be accompanied by a power of attorney or such other ianting that authorizes the attorney or other athru to so act on behalf of the stockholder. The demand under oath shall be directed FO the corporation at it regisrered office or at its principal place ofliusie s. ARTICLE. d Intiniiiification an:lingua:ore 6.1 Indemnification of Officers and arena:as_ Bach person who was or is made a party or is threatened to be made a pansy to or is involved .Caiducling: nithant limitation, ass witness) in any actual or threatened action. suit or proceeding, whether civil cristinal, niministradve or investigative (hereinafter a :yrocradiref): by ransom a.` the fact that he or she GE EL person of Idiom he or she is the legal representative is or was a director or officer 12 of the corporation {or any predecessor)_ or it. or was serEng at the reqmmt of the corporation (or nay predecessor) as a director. officer, employee or agent of another corporation or of a partnership, limited liability compeny: joint venire. crust: employee benefit plan sponsored or mainutined by the corporation_ or other enterprise or any predecessors of such entities) (heoeinafte- an 'fir aren2 rritee). shall be kririPTVInifiPi and held harcule ss by she cord° ra den to the fullest extent aAhorized by the DGCL: as the same exists or may hereaftn be amended, Enchiding. but not limited to, Section 1.02(hX7) of the DGCL (but in the case of any such amendment only to the extent that each anienlou.ut permits the corporation to provide broader indemnification rights than said law permitted the cape:radon to prcrside prior to such ameairlmentX or by other applicable law as then in effect, against ell expense liability and loss (including attorneys fees and related disbursement, judniaents, fines: nnise tames or penalties udder the Employee Retirenuent Inoome Security Act of 1974. as amended from time to time_ p,enaldes and amounts paid or to be paid in settlement) acrualty and remonabty incurred or suffered by such Indenanitee is connec don therewith Each person who is or was serving as a director, officer. employee ca agent of a subsidiary of the corporation shall be deemed to be sening, or have served at the request of the corporation. The right to indemnification conferred En this Section 6.1 shall be a contract right. Any icielemnification(tutnor ads:mica:wit of mieme5) under this _krtide 6 (unless ordered by a court) shall be made by the corporation only as authorized in the specific rase won. a determination that indemnification of the director or officer is prow in the circumstances because he or she has met the applicable ssandard of conduct set forth in the DGCL, as the same exist; or hereafter may be amended. (btu, in the case of any such amPfldmont only to the extent that sues amendment permit the corporal] CM to prim& broader induce:Li:5[a tion rights than said law permitted the corporation to provide prior to such amiurinient). Such determination shall be made with respect to a person who is a director or officer at the time of such deierminzion (at by a Mai [miry vote of the directors who are not or were DM parties CD the proceeding in respect of which rnA,rmnifiration 15 being 58110:11 by Mama niree 'Iligkrerrsteif Directors"). e4-en though tens than a Timm (lij by a comma: tee of Disinterested Directors designated by a majority vote of the Disinterested Directors. Even thigh less than a quorum (c) if there are no such Disinteresied Directors, or if the Disinterested Directors so direct by independent leas] counsel ins writan opinion to the Board of Direnors_ a copy of which shall be delivered so Indemnitee, or (dl by the stockholders 6.2 Indemnification of Others. This Article 6 cloes DOI Limir the right of the corporation, to the extent and in the manner permirted by Law. so indemnify and to advance expenses to persons other than those persons identified in Sermon 6.1 when and as authorized by the Board or by the action of a committee of the Board or deli aced officers of the corporaton established by or detigiuted in resolutions approved by the Board; proi. kW, hm+vsar. that the payment of aspeues incurred by rah apersonin advance of the final disposition of the proceeding shall be made only upon receipt by the corporation of a mitten rmthertsking by such person to repay all amonnu so advanced if it shall ultimately be determined disc mrh persm is not entitled to be indemnified under this Artide 6 or otherwise. 6.3 _Advance Payment The right to inaPtr-ni.F.cation under this Articled shall include the right io be paid by the corporation the expenses incurred in defending say such proceeding in affiance of it. final disposition, such advances to be paid by the corporation within thirty (30) days after the receipt. by the corporation of a statement or so cements from the riginigig requesting such advance or advances from time to time...pronded, hcn4.:"Pirr that if the DGCL requires_ the payment of such expenses warred by a director or officer in his or her capacity ass director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, inch:Edina, WirlaDlar ktr:172.11all, service to an employee benefit plan) in adraBre DErbe final diSPEdikal of a proceeding, shall be made only upon delivery to the corporation of an 110dErrakillg by or on behalf of such director Dr officer to repay all amourt so advanced if it shall altim.3tely be determined that such director or officer is nor. entitled to be indemnified under Section 6.1 or otherwise. rotwithshanding the foregoing: unless slick right is acquired Whoa than pursuant ter this Article 6: no advance shall be made by the corporation so an officer of the corporation (except by reason of the fact that such officer Es or was a director of eke corporation, in which Event this paragraph shall not apply) in any action_ Mir or praCeadilag, whether nail criminal, administrative or investigative if a deterneinadan is reasonably and promptly made {a) by the Board of Directors by a majcrity yore of the Disinterested Directors. even though Ins than a quorum. or (b) by a committee of DisiotErested Directors designated by majority vote of the Disimeressed DErectors, even thougfalms than a quorum, or (c) if there are no Disinterested Directors or the Disinterested Directors so direct by independent legal counsel in a written opinion to the Board ofDirenrors, a copy of which sliA be delivered to the claimant, that the farm 13 krona FO the decision-making party at the time such determination is made demonstrate Elegarly and convincingly dint such person aced in bpi final or in a manner that such person did not believe to be in or not opposed to the best interesm of the Deapqration_ 6.4 Right of Indemnitee to Bring Snit I#a claim for itirlPrimifiradon (following final disposition of such proceeding) or advancement of expenses under this Article 6 is not paid in Ea by the corporation within sixty (60) days after a written claim has been received by the Darporation, except in the rase of a claim for an ad cement of expenses. in which case the applicable period shall be twenty (20) days, the Indemaitee may at any time thereafter bring snip against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancenumr o€ expenses pursuant io the tunas of an imdertaking, the Indeimitee shall be entitled to be paid also the e. se of prosecuting or defending such suit to the fullest extenr permitsed by law. In any suit brought by the Indemnitee to enforce a right to intiPrnnifiration or to an advancement of expenses hereunder; or by the tarporation to recover an advancement of expenses pursuant to the terms of an underaking, the burden of protang that the Indemnitee is nor Entitled to be ruiPrrnifig.cL or to such advancement of expenses: under this Article Or GEber91.:€ shall be on the ccaporatiom 6.5 Nos-Exchisivity and Survival of Riehts. A.rign orits. The right to iThIEMBia griOn and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article 6 Shell nos be deemed eKEDELELVE of any other right: which any person may have or EareafleI acquire under any statute, provision of the certificate of incolporarion of the torpor-ado:1. bylaws, agreement, 'Cole of stockholders or Disinterested Directors or otherwise, and shall continue as ro a person who has ceased to be a director, officer, employee or BREW of the corparanon and shall inure to she benefit of the heirs. executors and administrators of such a person. Any repeal or modification of the provisions of this Artiste d shall not in any way diminish or adversely affect the rights of any director, officer; employee or agenr of the corporation hereunder in respect of any occurrence or matter arising prior to any sach repeal or modification_ 6.d anus ace _ The corporation may purchase and -rig i-rm in insurance on in own behalf and on be half of any person Who is or Was a director. officer, employee or agent of the corporation Or is or was sing at the request of the corporation as a director. officer. employee or agent of another corporation, panneship, joint vencise truest, employee benefit plan or other enterprise against airy mcpease. liabtlis or loss asserted apunst such person and incurred try such person in any such capacity; or arising ota of such person's status as Poch whether or not the corporation would have the power io indemnify such person against such tritrens _ liability or loss imder the DGCL. 6.7 plianrg. Persons who after the date of the adoption of this provision become or remain dir ecters or officers of the corporation shall be conclusively presumed 7o have relied on the rights to indemnity, advance of expenses and other ngtirs cow:tined in this Article 6 in entering into or contirming such semce. The rights to jrifiamnifiratiOLI and to the advance of exposes conferred in this Article d shall apply to rbirm 4 made against an blrlewirlitee misina out of acs or omissions that pccuared or occur both prior and subsequent to the adoption. hereof. 6.2 $evembility limn: wont clause, provision or provisions of this Article 6 shall be held to be invalid illegal or uneafarceable for any reason whatsoever: (a) the valutir.v, legality and enforceability of the rumaining prorisiens of this Article 6 (inchaline. without limitation. each Radon of any sernon or paragraph of this Article 6 containing any such provision held to be invalid, illegal or imenfcaceable. that is not itself held to be iavalid, illegal or unenforceable) shall not in any way be affected or impaired thereby: and 091 to the Eullint Went possible. the in-osisions of this Arade 6 (including, without limitation, each such pardon of any section or paragraph DE this Aisicle 6 Callailinp any such provision held to be invalid, Mani or unenforceable) shell be construed so as to give effect to the intent manifested by the provision 14P1r1 invalid, illegal or unenforceable. ARTICLE Capital Stock 7.1 Certificates for Shares. The dream of the corporation shall be (i) represented by ce-tifcares ac thacertificeed and evidenced by a boolc-eitry syst am maintained by or through. the corporation's transfer agmc or registrar. Certificates shall be signed by, or ill die name of the corporation by; the Chairman of the Board, the Chief Executive Officer. the President or 2 ‘aceProLdEnt and by the Chief Financial Officer, the Treasurer or an Assistant 14 Treasure. or the So:retry or an AssiVant Secretary of the ccagoration. Certificates may be issued for irartly paid thane- and in such case upon the face or back of the cethfacases issued se represens any such partly paid shares, the Mal amount of the cam;idan620 NI be paid therefor. and the amoimi paid thereon shall be specified. Within a reasonable time after the issuance or transfer of uncertificated stock, the cca-paration shall send a cause to be seat to aye regisreTed owner thereof a written notice containing the information required by the DGC1 or a statement that the corporation will furnish without charge EG each soockhoider who so request the powers, &sips:ions. preferences and relative participating. optional or other special rights of each class of stuck or series thereof and the qualificaticass; limitations or restrictions of aach preferences atii'm rights. 7.2 Si enarune. on Certificates. Any or all of the signatures on a certificate may be a facsinaile_ In case any officer, transfer agent ar registhar who has signed or miaow fgrcimilF signature has been placed upon a certificare shall have ceased to be such officer. transfer agent orregistrar before such certificate is issued, Unsay be issued by the corporation with the same efferr as if he were such officer, transfer agent or registrar at the date of issue. 7.3 Transfer of Stcck. Upon surrender to the corporation or the transfer agent of the corporation of a certificate of shapes duly endorsed or accompanied by proper .21.1.6EDD2 of MECHEM: assignation or authority to taadar, and proper evidence of compliance of other condiama so rightful transfer. it shall be the duty DE the corporation to issue 8. new Certificate to the person entitled thereto; cancel the Did certificate and record the transaction upon its books. Upon receipt of proper transfer LILSMCCEi.orE. and grope esiolence of compliance of other conditions to nghtitil transfer from the registered owner of uatertificased shares, such uncerrificeted shares shall be canceled and issuance of new equivalent mcertificared shares or certificated shares shall be made to -he person entitled thereon and the transaction shall be recorded upon she books of El3E corporation_ 7.4 R DirivaTrifrtarkholelptc The corporation shall be eciatled to recoptize the esclusa.-e right of a person registered an i boobs as the owner of share co receive dividends, and to vote as such owner, and to hold liable for calls and assessmena a person registered on its books as the owner of shares, and shall not be bound to recothathe any equitable or other rinivt or interest in such share or shares on the parr of any ache person, whether or not it shall have egress or other notice thereof except as OlibERViSE provided by the ]acs of Delaware 7.3 loss. Stolen or Derroved Cetificsaa. The corporation may direct that a new pertisficarte or certificates be issued to replace any certi5cate or certificates thereiofore issued by the corporation alleged to have been loan stolen or dtioyed upon the making of an affidavit of that fact by the person rThiininE the certificate of stock to be LOX, stalely or destroyed and no such tens and conditions as She corporation may require. When. authorizing the issue of a new certificate or certificates; the corporation many, is its discretian and as a condition precedent to the issuance thereof require the owner of the ]osL stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require_ to indemnity the corporation in such manner as it may require; and..or to give the corporation a bond or other adequate secuiry in such sum as rt may diners as indeamity alpinist any claim that may be invade against the corporation with respect so the certificate alleged ;Glare been lost stolen DI destroyed' ARTICLE 3 General Provisions 11 Dividends. Dividends upon the capital stcck of the corporation, subject to any restrictions contained En the DGCL or the provisions of the certificate of incorporation of the corporation, if any, may be declared by the Board of Directors at any regular or special meeting as by unanimous mitten consent. Dividends may be paid in CELS13, in property or in shares of capital stock, subject to Elm provisions of the certificate of incorporation of die corporation. 3.2 Checks. All checks or demands for money and notes of the corporation shall be signed by such off cer or officers or such other person or y.ersms as the Board of Directors may from time to time designate. 3.3 Comocate Seal. The Hoard of Directors may, by resolution, aclippt a corporate seal. The corporate seal shall have inscribed thereon the name of the corporation. the year of its organization and the word :Delaware." 15 The seal may bellied by causing it er a facsimile thereof zo be impressed CT affix i.i tt or etharnmse repeochsced. the seal Th lEy be altered from time so 1±1312. by &ennead of Directors. Exec anon of Corporam Conuaca and Imminent. The Board. of arecnics. except as otherwise provided in. dome bylaws; 1:12.70 2.1:11t4th e any 0:65.01ff of OffICES., Or age at or agues; 14 Mier two any CDELtraCE Or el:mile any instrument in the MEM of and col behalf of the corporation; such authority may be general or confined to specific instancm_ Unless so authorized or racked by she Board of Directors or within the agency power of an officer: 11.3 officer, agent or employee shall have any power or authariry to bind the corporation by any contact as engage en or to pledge its credit or to send it liable fin any purpose or for any amount B.5 Representation of Shales of OthEr Caromarions. The Chief Executive Officer, the President or any Vice Plimidot.. the Chief Financial Officer ar the Treasurer or any Assistant Treasure': or the Secretary or any Assistant Secretary of the corporation is authorized to voro represon and EMEITISE on behalf of the cup:ration all light . incident so any and all shares of any corporation or corpora dans or similar ownership interens of other business mates standin in the 312ME of the corporation. The authority herein granted to said officers to vote ar represent OD behalf of the corporation an and all shares or similar ownership intiarets held lay. the corporation in acv other corporation or corporations or other baseness entices may be exercised either by such officers in person or by any other persen authorized. so ro dcib7.. proxy or power of attomiry doly executed by said offloers. ARTICLE 9 Forum far tdiudicatiauofDimates 9.1 Lis.clunre Form Delaware Chanter. Court To the fullest extent permitted by tar, and unless the corporation consents in virriane to the selerion of an alternative far= the Court of Chancery of the State of Delaware for. if that court lacks sable(' matter acradicciem another federal or stire corm situated in the Stare of Delaware], shaft be the sole and occlusive fon= for (a) any derivative action cc proceeding brought in the name or nein of the corporation or on irs behalf (b) any action. assmang 2 dairy for breach of any fish:I.:jai-kr dirty owed by any (Erector: officer, employee or agent of the corporation to the corporation or the corporation's stockholders, (c) any action arising or asserting 2 claim arising pussador to any prorision. of the DCTCL or any provision of the certificate of incorporation or these bylaws ar (d) any actor asserting a claim goyerned by the internal affairs Occuine_ including, without Limitation any action to interpret apply. enforce or determine the raliiiity oldie certificate of nmorneration or these bylaws. Any person or ennty purchasing or otherwise acquiring any interest is shares of capita] stock of the carom:anon shall be deemed to hove notice ofand consented TO the provisions of this Seddon 4.1.9.2 &Elusive Foram Federal District Courts. Unless die corporation COILWEI13. in witting SG the selection of an attemative forum_ me federal district [MTh; of the United Stases shall be the esclosive forum for the resoluton of any complaint asserting a cause of acciao sassier die Sec rides Acro1193 3 and the Securities Fm-5viinge Act of 1934. Any persona.' entity purchasing ass otherwise accruable any interest is shares of capital stack of the corporation shall be deemed to have notice of and consented lo tsie prodsions of this Secticua 9.2. ARTICI_E l wnprichnpnt,.. Subject so the laws of the State of Delaware; the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the corporation, nitheat any action on the gram oldie stockholders, by the rote of 2F least a majority of the directors of the corporation then in office. In addition to any yore of the holders of any class or series of stock of the corporation requted by the DGCL or she certificate of incorporation of the corporation, the bylaws may also be adopted, amended or repas]ed by doe affirmative vote of the holders of at lean risty-six. and two-thirds percent (66-259ii) of the voting power of the shares of the capital stock of the corporation entitled to vote in the election of directors. votimg es one class. 16 CERTIFICATE OF SECRETARY L, the madersignad, hereby certify: that am a. duly efected, acting: and. qualified Secretary of Ati is Motor Vein chn, Inc: a Delaware corporation; and cd) that the foregoMg Bylaws. comprising ld pages, constitute the Bylaws of such corporation as duly adapted by the baud of directors of sods CD111.012E1011 an , 20213 which Bylaws became effective 2.1321. IN WITNE-SS WHEREOF, I have hem= sub SULbM my name as of rhe day of _ 2421. SectetarT 17